Execution Copy

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                  SECURITY PURCHASE AGREEMENT

                             among


                  FINGERHUT RECEIVABLES, INC.,
                       as the Transferor,


                              and

                KITTY HAWK FUNDING CORPORATION,
            FALCON ASSET SECURITIZATION CORPORATION,
                FOUR WINDS FUNDING CORPORATION,
                     as Conduit Purchasers,

                              and

                   THE FINANCIAL INSTITUTIONS
               FROM TIME TO TIME PARTIES HERETO,
                    as Alternate Purchasers,

                              and

                       NATIONSBANK, N.A.,
              THE FIRST NATIONAL BANK OF CHICAGO,
        COMMERZBANK AKTIENGESELLSCHAFT, CHICAGO BRANCH,
                       as Managing Agents,

                              and

                       NATIONSBANK, N.A.,
           as Administrative Agent for the Purchasers


                   Dated as of July 30, 1998


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                       TABLE OF CONTENTS

ARTICLE IDEFINITIONS
     Section 1.01  Certain Defined Terms                        2
     Section 1.02  Other Rules of Construction                  5
     Section 1.03  Computation of Time Periods                  6

ARTICLE IIPURCHASE OF SENIOR SECURITIES
     Section 2.01  Sale and Delivery of the Senior Securities   6
     Section 2.02  Increases and Decreases in the Invested
                   Amount                                       7
     Section 2.03  Selection of Funding Periods                 8
     Section 2.04  Distribution of Interest and Principal
                   Payments                                     8
     Section 2.05  Extension of Term                           10
     Section 2.06  Certain Payment                             10

ARTICLE IIICONDITIONS PRECEDENT
     Section 3.01  Conditions Precedent to the Obligations
                   of the Purchasers                           10

ARTICLE IVREPRESENTATIONS AND WARRANTIES
     Section 4.01  Representations and Warranties of the
                   Transferor                                  11
     Section 4.02  Representations, Warranties and Covenants
                   of the Purchasers                           13

ARTICLE VCOVENANTS OF THE TRANSFEROR
     Section 5.01  Access to Information                       15
     Section 5.02  Reporting Requirements of the Transferor    15

ARTICLE VIINDEMNIFICATION; EXPENSES; RELATED MATTERS
     Section 6.01  Indemnities by the Transferor               16
     Section 6.02  Indemnity for Taxes, Reserves and Expenses  17
     Section 6.03  Taxes                                       18
     Section 6.04  Other Costs, Expenses and Related Matters   20
     Section 6.05  Indemnity for Breakage Costs                20

ARTICLE VIITHE ADMINISTRATIVE AGENT; MANAGING AGENTS
     Section 7.01  Authorization and Action of Administrative
                   Agent                                       21
     Section 7.02  Administrative Agent's Reliance, Etc.       21
     Section 7.03  Credit Decision                             22
     Section 7.04  Indemnification of the Administrative Agent 22
     Section 7.05  Successor Administrative Agent              22
     Section 7.06  Payments by the Administrative Agent        23
     Section 7.07  Authorization and Action of Managing Agent  23
     Section 7.08  Managing Agent's Reliance, Etc.             24
     Section 7.09  Credit Decision                             24
     Section 7.10  Indemnification of the Managing Agent       25
     Section 7.11  Successor Managing Agent                    25
     Section 7.12  Payments by a Managing Agent                26

ARTICLE VIIIASSIGNMENTS AND PARTICIPATIONS
     Section 8.01  Assignments.                                26
     Section 8.02  Participations                              30

ARTICLE VIIIMISCELLANEOUS
     Section 9.01  Termination of Agreement; Survival          30
     Section 9.02  Waivers; Amendments                         31
     SECTION 9.03  GOVERNING LAW; SUBMISSION TO JURISDICTION;
                   WAIVER OF JURY TRIAL.                       31
     Section 9.04  Integration                                 32
     Section 9.05  Counterparts                                32
     Section 9.06  Headings                                    32
     Section 9.07  Notices                                     32
     Section 9.08  Successors and Assigns                      33
     Section 9.09  Severability of Provisions                  33
     Section 9.10  Further Assurances                          34
     Section 9.11  Non-Petition Covenant                       34
     Section 9.12  Limited Recourse Against Transferor         34


SCHEDULES AND EXHIBITS

Schedule I     --   List of Closing Documents
Schedule II    --   Alternate Purchaser Commitments

Exhibit A      --   Form of Assignment and Assumption Agreement
Exhibit B      --   Form of Investment Letter




                   SECURITY PURCHASE AGREEMENT


          THIS SECURITY PURCHASE AGREEMENT, entered into and dated as of July 30, 1998 (as hereinafter amended, restated, supplemented or otherwise modified from time to time, the "Agreement"), is by and among FINGERHUT RECEIVABLES, INC., a Delaware corporation (the "Transferor"), KITTY HAWK FUNDING CORPORATION, a Delaware corporation ("Kitty Hawk"), as a Conduit Purchaser, FALCON ASSET SECURITIZATION CORPORATION, a Delaware corporation ("Falcon"), as a Conduit Purchaser, FOUR WINDS FUNDING CORPORATION, a Delaware corporation ("Four Winds"), as a Conduit Purchaser, NATIONSBANK, N.A., a national banking association ("NationsBank"), in its capacity as a Managing Agent and individually as an Alternate Purchaser, THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("FNBC"), in its capacity as a Managing Agent and individually as an Alternate Purchaser, COMMERZBANK AKTIENGESELLSCHAFT, CHICAGO BRANCH, a bank organized under the laws of the Republic of Germany, acting through its Chicago branch ("Commerzbank"), in its capacity as a Managing Agent and individually as an Alternate Purchaser, THE OTHER FINANCIAL INSTITUTIONS PARTIES HERETO FROM TIME TO TIME, as Alternate Purchasers, and NATIONSBANK, as Administrative Agent for the Purchasers.


                           WITNESSETH:

          WHEREAS, the Transferor has conveyed and proposes to convey Receivables and certain other assets to the Fingerhut Master Trust (the "Trust") pursuant to an Amended and Restated Pooling and Servicing Agreement dated as of March 18, 1998, among the Transferor, Fingerhut National Bank, a national banking association, in its capacity as servicer (the "Servicer"), and The Bank of New York, in its capacity as trustee (the "Trustee") of the Trust (as amended, restated, supplemented or otherwise modified from time to time, the "Pooling and Servicing Agreement").

          WHEREAS, on the Closing Date, the Transferor will be the owner of Class A Securities, Series 1998-3 representing a fluctuating principal amount of not more than $336,363,636 (the "Class A Securities"), Class B Securities, Series 1998-3 representing a fluctuating principal amount of not more than $9,090,909 (the "Class B Securities"), and Class C Securities, Series 1998-3 representing a fluctuating principal amount of not more than $54,545,455 (the "Class C Securities", and together with the Class A Securities and the Class B Securities, collectively, the "Senior Securities"), each as issued by the Trust pursuant to the Series 1998-3 Supplement dated as of July 30, 1998 among the Transferor, the Servicer and the Trustee (as amended, restated, supplemented or otherwise modified from time to time, the "Series Supplement") to the Pooling and Servicing Agreement.

          WHEREAS, the Transferor wishes to sell to the Purchasers and the Purchasers wish to buy from the Transferor, the Senior Securities on the terms and conditions stated herein.

          NOW, THEREFORE, In consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:


                           ARTICLE I
                          DEFINITIONS

          Section 1.01 Certain Defined Terms. All capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement or in the Series Supplement, as applicable. As used in this Agreement, the terms defined in the foregoing paragraphs shall have their defined meanings when used herein, and the following terms shall have the following meanings:

          "Accredited Investor" shall mean an accredited investor within the meaning of Rule 501(a) under the Securities Act.

          "Administrative Agent" shall mean NationsBank or any successor administrative agent appointed as herein provided.

          "Alternate Purchaser" shall mean, individually, each of
     (i) with respect to the Purchaser Group of which Kitty Hawk is a member, NationsBank and its respective successors and assigns, (ii) with respect to the Purchaser Group of which Falcon is a member, FNBC and its respective successors and assigns, (iii) with respect to the Purchaser Group of which Four Winds is a member, Commerzbank and its respective successors and assigns, and (iv) with respect to any other Purchaser Group, the financial institutions specified as such in any supplement hereto and their respective successors and permitted assigns, and "Alternate Purchasers" shall mean, collectively, all of the foregoing.

          "Assignment" shall mean, with respect to each Purchaser
     Group, an assignment pursuant to an Assignment and Assumption Agreement by which a Conduit Purchaser or Alternate Purchaser may assign its interests in one or more
     Classes of the Senior Securities of its Purchaser Group pursuant to Section 8.01 hereof.

          "Assignment Amount" shall mean, at any time with respect to an Assignment:

          (a) by a Conduit Purchaser in the Purchaser Group with respect to which NationsBank is the Managing Agent to an Alternate Purchaser in such Purchaser Group, an amount equal to the sum of (i) the lesser of (A) such Alternate Purchaser's Pro Rata Share of the portion of the related Purchaser Group Percentage of the Class A Invested Amount, if any, being assigned at such time and (B) such Alternate Purchaser's unused Class A Commitment Amount, (ii) the lesser of (A) such Alternate Purchaser's Pro Rata Share of the portion of the related Purchaser Group Percentage of the Class B Invested Amount, if any, being assigned at such time and (B) such Alternate Purchaser's unused Class B Commitment Amount and (iii) the lesser of (A) such Alternate Purchaser's Pro Rata Share of the portion of the related Purchaser Group Percentage of the Class C Invested Amount, if any, being assigned at such time and (B) such Alternate Purchaser's unused Class C Commitment Amount;

          (b) by a Conduit Purchaser in the Purchaser Group with respect to which FNBC is the Managing Agent to an Alternate
     Purchaser in such Purchaser Group, an amount determined in accordance with the Liquidity Provider Agreement with respect to such Conduit Purchaser; and

          (c) by a Conduit Purchaser in the Purchaser Group with respect to which Commerzbank is the Managing Agent to an Alternate Purchaser in such Purchaser Group, an amount determined in accordance with the Liquidity Provider
     Agreement with respect to such Conduit Purchaser.

          "Assignment and Assumption Agreement" shall mean an Assignment and Assumption Agreement substantially in the form of Exhibit A attached hereto.

          "Class A Commitment Amount" shall mean, with respect to each Alternate Purchaser, the maximum amount of the Class A Invested Amount to be funded by such Alternate Purchaser as set forth on Schedule II hereto or in an Assignment and Assumption Agreement, as such amount may be reduced as a result of an Assignment and/or pursuant to a reduction in the Facility Limit in accordance with the proviso of the definition of the term "Facility Limit" in the Series Supplement.

          "Class B Commitment Amount" shall mean, with respect to each Alternate Purchaser, the maximum amount of the Class B Invested Amount to be funded by such Alternate Purchaser as set forth on Schedule II hereto or in an Assignment and Assumption Agreement, as such amount may be reduced as a result of an Assignment and/or pursuant to a reduction in the Facility Limit in accordance with the proviso of the definition of the term "Facility Limit" in the Series Supplement.

          "Class C Commitment Amount" shall mean, with respect to each Alternate Purchaser, the maximum amount of the Class C Invested Amount to be funded by such Alternate Purchaser as set forth on Schedule II hereto or in an Assignment and Assumption Agreement, as such amount may be reduced as a result of an Assignment and/or pursuant to a reduction in the Facility Limit in accordance with the proviso of the definition of the term "Facility Limit" in the Series Supplement.

          "Conduit Assignee" shall mean, with respect to any Purchaser Group, any commercial paper conduit administered by the applicable Managing Agent and designated from time to time to accept an Assignment from the related Conduit Purchaser (and thus becoming a Conduit Purchaser hereunder) of all or a portion of the related Purchaser Group Percentage of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount.

          "Conduit Purchaser" shall mean, individually, each of
     (i) with respect to the Purchaser Group of which Kitty Hawk is a member, Kitty Hawk and any related Conduit Assignee,
     (ii) with respect to the Purchaser Group of which Falcon is a member, Falcon and any related Conduit Assignee, and (iii) with respect to the Purchaser Group of which Four Winds is a member, Four Winds and any related Conduit Assignee, and "Conduit Purchasers" shall mean, collectively, all of the foregoing.

          "Excluded Taxes" has the meaning given to such term in
     Section 6.03(a) hereof.

          "Fee Letter" shall mean the letter agreement of even date herewith, among the Transferor, the Administrative Agent and each Managing Agent, regarding certain fees payable by the Transferor under or in connection with this Agreement, as the same may be amended, restated or otherwise modified from time to time.

          "Funding Period" shall mean each period determined pursuant to Section 2.03 to which all or a portion of each Purchaser Group Percentage of the Invested Amount is allocated for the purposes of determining the Cost of Funds for such Invested Amount.

          "Increased Costs" shall mean Indemnified Amounts,
     Section 6.02 Costs, Taxes and any amounts payable pursuant to Section 6.05 hereof, as applicable.

          "Indemnified Amounts" has the meaning given to such term in Section 6.01(a) hereof.

          "Indemnified Claim" has the meaning given to such term in Section 6.01(b) hereof.

          "Indemnified Parties" has the meaning given to such term in Section 6.01(a) hereof.

          "Interest Payment" has the meaning given to such term in Section 2.04(a) hereof.

          "Liquidity Provider" shall mean the Person or Persons who will provide liquidity support to a Conduit Purchaser pursuant to a Liquidity Provider Agreement.

          "Liquidity Provider Agreement" shall mean an agreement between a Conduit Purchaser and a Liquidity Provider evidencing the obligation of such Liquidity Provider to provide liquidity support to such Conduit Purchaser in connection with the issuance by such Conduit Purchaser of Commercial Paper.

          "Managing Agents" shall mean, (i) with respect to the Purchaser Group of which Kitty Hawk is a member, NationsBank, (ii) with respect to the Purchaser Group of which Falcon is a member, FNBC, (iii) with respect to the Purchaser Group of which Four Winds is a member, Commerzbank, and (iv) with respect to any other Purchaser Group, the financial institution or other Person identified as such in any supplement hereto for such Purchaser Group.
          "Principal Agreements" shall mean this Agreement, the Pooling and Servicing Agreement, the Series Supplement and the Senior Securities.

          "Program Support Agreement" shall mean an agreement between a Conduit Purchaser and a Program Support Provider evidencing the obligation of such Program Support Provider to provide liquidity or credit enhancement or asset purchase facilities for or in respect of any assets or liabilities of any Conduit Purchaser in connection with the issuance by such Conduit Purchaser of Commercial Paper.

          "Program Support Provider" shall mean the Person or Persons who will provide program support to a Conduit
     Purchaser pursuant to a Program Support Agreement.

          "Pro Rata Share" shall mean, with respect to each Alternate Purchaser at any time, (i) with respect to the Class A Securities, a percentage equal to such Alternate Purchaser's Class A Commitment Amount at such time divided by the aggregate Class A Commitment Amounts of all Alternate Purchasers in the same Purchaser Group as such Alternate Purchaser at such time; (ii) with respect to the Class B Securities, a percentage equal to such Alternate Purchaser's Class B Commitment Amount at such time divided by the aggregate Class B Commitment Amounts of all Alternate Purchasers in the same Purchaser Group as such Alternate Purchaser at such time; and (iii) with respect to the Class C Securities, a percentage equal to such Alternate Purchaser's Class C Commitment Amount at such time divided by the aggregate Class C Commitment Amounts of all Alternate Purchasers in the same Purchaser Group as such Alternate Purchaser at such time.

          "Purchaser Group" shall mean each group of Purchasers consisting of a Conduit Purchaser and any Conduit Assignee(s) of such Conduit Purchaser, the related Alternate Purchaser, the related Liquidity Provider(s) and Program Support Provider(s), if any, the related Managing Agent and their respective assigns and participants.

          "Purchaser" shall mean a Conduit Purchaser or an Alternate Purchaser, as the context requires, and "Purchasers" shall mean all of the Conduit Purchasers and Alternate Purchasers, collectively.

          "Section 6.02 Costs" has the meaning given to such term in Section 6.02(c) hereof.

          "Specified Termination Date" shall mean July 29, 1999, or such later date to which the Specified Termination Date may be extended in accordance with Section 2.05 hereof.

          "Taxes" has the meaning given to such term in Section
     6.03(a) hereof.

          Section 1.02 Other Rules of Construction. References in this Agreement to sections, schedules and exhibits are to sections of and schedules and exhibits to this Agreement unless otherwise indicated. The words "hereof", "herein", "hereunder" and comparable terms refer to the entirety of this Agreement and not to any particular article, section or other subdivision hereof or attachment hereto. Words in the singular include the plural and in the plural include the singular. The word "or" is not exclusive. The word "including" shall be deemed to mean "including, without limitation". The section and article headings and table of contents contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Except as otherwise specified herein, all references herein (a) to any Person shall be deemed to include such Person's successors and assigns and (b) to any law, rule or regulation of any Governmental Authority specifically defined or referred to herein shall be deemed references to such law, rule or regulation as the same may be supplemented, amended, waived, consolidated, replaced or modified from time to time, but only to the extent permitted by, and effected in accordance with, the terms thereof.

          Section 1.03 Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."


                           ARTICLE II
                 PURCHASE OF SENIOR SECURITIES

          Section 2.01 Sale and Delivery of the Senior Securities. (a) On the terms and subject to the conditions set forth in this Agreement, the Pooling and Servicing Agreement and the Series Supplement, and in reliance on the covenants, repre sentations, warranties and agreements set forth herein, the Pooling and Servicing Agreement and the Series Supplement, the Transferor agrees to sell to each Managing Agent on behalf of the Purchasers in the related Purchaser Group, and each Conduit Purchaser, acting through its Managing Agent, may, in its discretion, and the related Alternate Purchasers, acting through the applicable Managing Agent, shall, if the related Conduit Purchaser determines not to so purchase, purchase from the Transferor, on the Closing Date, (i) a Class A Security issued to its Managing Agent having an aggregate maximum face amount equal to the related Purchaser Group Percentage of the Class A Maximum Invested Amount, (ii) a Class B Security issued to its Managing Agent having an aggregate maximum face amount equal to the related Purchaser Group Percentage of the Class B Maximum Invested Amount and (iii) a Class C Security issued to its Managing Agent having an aggregate maximum face amount equal to the related Purchaser Group Percentage of the Class C Maximum Invested Amount. Without limiting any other provision of this Agreement, the obligation of any Purchaser to purchase an interest in the Senior Securities of its Purchaser Group on the Closing Date is subject to the satisfaction of the conditions precedent set forth in Section 3.01 hereof. On the Closing Date, the Transferor shall deliver to each Managing Agent on behalf of the Purchasers in the related Purchaser Group a Class A Security, a Class B Security and a Class C Security as described above, each duly executed by the Transferor and duly authenticated by the Trustee, registered in the name of (x) with respect to the Purchaser Group of which Kitty Hawk is a member, "NationsBank, N.A., in its capacity as Managing Agent for the members of the Purchaser Group of which Kitty Hawk Funding Corporation and NationsBank, N.A. are members", (y) with respect to the Purchaser Group of which Falcon is a member, "The First National Bank of Chicago, in its capacity as Managing Agent for the members of the Purchaser Group of which Falcon Asset Securitization Corporation and The First National Bank of Chicago are members", and (z) with respect to the Purchaser Group of which Four Winds is a member, "Commerzbank Aktiengesellschaft, Chicago branch, in its capacity as Managing Agent for the members of the Purchaser Group of which Four Winds Funding Corporation and Commerzbank Aktiengesellschaft, Chicago branch, are members".

          (b) On the Closing Date, as payment in full for the Senior Securities being delivered to it pursuant to Section 2.01(a) of this Agreement, each Managing Agent on behalf of the Purchasers in the related Purchaser Group shall deliver to the Transferor or, at the direction of the Transferor, to any account or entity as specified by the Transferor, by the wire transferor of immediately available funds, an amount equal to such Purchaser Group Percentage of the sum of the Class A Initial Invested Amount, the Class B Initial Invested Amount and the Class C Initial Invested Amount. It is understood and agreed that the obligation of the Transferor to deliver the Senior Securities to each Managing Agent on behalf of the Purchasers in the related Purchaser Group is conditioned upon the Transferor's receipt of such payment from such Managing Agent.

          (c) Each Managing Agent on behalf of the Purchasers in the related Purchaser Group agrees to execute and deliver to the Transferor and the Trustee on the Closing Date an Investment Letter in the form attached hereto as Exhibit B with respect to the Senior Securities.

          Section 2.02 Increases and Decreases in the Invested Amounts. (a) Each Conduit Purchaser, through its respective Managing Agent, may (but is not committed to), prior to the Increase Termination Date and subject to the provisions of
Section 6.15 of the Pooling and Servicing Agreement, purchase the related Purchaser Group Percentage of any Additional Class A Invested Amount, Additional Class B Invested Amount and Additional Class C Invested Amount from time to time requested by the Transferor from the Purchasers in accordance with the procedures described in Section 6.15 of the Pooling and Servicing Agreement. If any Conduit Purchaser chooses at any time not to purchase such Purchaser Group Percentage of any Additional Class A Invested Amount, Additional Class B Invested Amount and/or Additional Class C Invested Amount when requested by the Transferor, each related Alternate Purchaser, through the applicable Managing Agent, shall, prior to the Increase Termination Date and subject to the provisions of Section 6.15 of the Pooling and Servicing Agreement, purchase its Pro Rata Share of the related Purchaser Group Percentage of such Additional Class A Invested Amount, Additional Class B Invested Amount and/or Additional Class C Invested Amount, as applicable.

          (b) As payment in full for each purchase by a Purchaser of the Additional Invested Amounts pursuant to Section 2.02(a), on the date of such purchase each Managing Agent on behalf of the Purchasers in the related Purchaser Group shall deliver to the Transferor, the amount equal to the related Purchaser Group Percentage of the Additional Invested Amounts determined in accordance with Section 6.15 of the Pooling and Servicing Agreement at the time and in the manner set forth in such Section.

          (c) Each Purchaser agrees that its Class A Invested Amount, Class B Invested Amount and Class C Invested Amount may be decreased from time to time pursuant to subsections 4.9(b) and 4.9(c) and Section 4.12 of the Pooling and Servicing Agreement and Section 9A of the Series Supplement; provided, however, that the Class A Invested Amount, the Class B Invested Amount or the Class C Invested Amount shall in no event be reduced below zero.

          Section 2.03 Selection of Funding Periods. With respect to any portion of the Invested Amount which is funded by a Conduit Purchaser through the issuance of Commercial Paper, the Transferor may, subject to the applicable Managing Agent's approval and the limitations described below, request that the Invested Amount so funded by a Conduit Purchaser be allocated among one or more Funding Periods, so that the aggregate amounts so allocated with respect to such Conduit Purchaser at all times shall equal the Invested Amount held by such Conduit Purchaser. No such Funding Period applicable to Invested Amounts funded by the issuance of Commercial Paper shall be longer than 270 days and no such Funding Period applicable to Invested Amounts funded other than by the issuance of Commercial Paper shall be longer than one month. The Transferor shall give each Managing Agent irrevocable notice by telephone of the new requested Funding Period(s) at least one (1) Business Days prior to the expiration of any then existing Funding Period; provided, however, that the applicable Conduit Purchaser or the related Managing Agent may select any such new Funding Period if (1) the Transferor fails to provide such notice on a timely basis or (ii) such Conduit Purchaser or the related Managing Agent determines, in its sole discretion, that the Funding Period requested by the Transferor is unavailable or for any reason commercially undesirable.

          Section 2.04 Distribution of Interest and Principal Payments. (a) On each day on which the Administrative Agent receives a payment under the Pooling and Servicing Agreement or Series Supplement in respect of interest on the Senior Securities (an "Interest Payment"), the Administrative Agent shall distribute such amounts as follows:

          (i) to the extent such Interest Payment relates to the accrued Interest Component of Commercial Paper of a Conduit Purchaser maturing on such day, to the applicable Managing Agent, for the benefit of such Conduit Purchaser, an amount equal to such accrued Interest Component;

          (ii) to the extent such Interest Payment relates to the interest accrued on amounts borrowed by a Conduit Purchaser under a Liquidity Provider Agreement which have been allocated to a Funding Period maturing on such day, to the applicable Managing Agent, for the benefit of such Conduit Purchaser, an amount equal to such accrued interest;

          (iii) to the extent such Interest Payment relates to the interest accrued on amounts funded by an Alternate Purchaser which have been allocated to a Funding Period maturing on such day, to the applicable Managing Agent, for the benefit of such Alternate Purchaser, an amount equal to such accrued interest; and

          (iv) to the extent such Interest Payment is made on a Distribution Date under Section 4.11(b) of the Pooling and Servicing Agreement in respect of the accrued Interest Component of Commercial Paper of a Conduit Purchaser, interest accrued on amounts borrowed by a Conduit Purchaser under a Liquidity Provider Agreement or interest accrued on amounts funded by an Alternate Purchaser, in each case, which interest does not relate to maturing Commercial Paper or the last day of a Funding Period, to the applicable Managing Agent(s) for the benefit of the applicable Purchaser(s), the portion of such interest payment as notified by each Managing Agent to the Administrative Agent.

In the event that the Interest Payment received by the Administrative Agent on any day is insufficient to fully pay the accrued and unpaid interest described in clauses (i), (ii) and
(iii) above, such Interest Payment shall be allocated pro rata among the applicable Purchaser Groups (based upon each Purchaser Group's funded portion of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount, as applicable) and further allocated pro rata among the Purchasers within each Purchaser Group (based upon each Purchaser Group's funded portion of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount, as applicable) unless otherwise agreed among the Purchasers in such Purchaser Group.

          (b) On each day on which the Administrative Agent receives a payment under the Pooling and Servicing Agreement or Series Supplement in respect of Program Fees, Class A Facility Usage Fees, Class B Facility Usage Fees, Class C Facility Usage Fees or Facility Unused Fees, the Administrative Agent shall distribute such amounts to the applicable Managing Agent, for the benefit of the applicable Purchaser(s) in the related Purchaser Group, an amount equal to such Purchaser Group's pro rata share of such fees.

          (c) On each day on which the Administrative Agent receives a payment under the Pooling and Servicing Agreement or Series Supplement in respect of Increased Costs, the Administrative Agent shall distribute such amounts to the applicable Managing Agent, for the benefit of the applicable Purchaser(s) in the related Purchaser Group, an amount equal to the Increased Costs for such Purchaser Group.

          (d) On each Business Day on which the Administrative Agent receives a payment in respect of the principal of the Senior Securities pursuant to the Pooling and Servicing Agreement, the Administrative Agent shall distribute, to each Managing Agent, for the benefit of the applicable Purchaser(s) in the related Purchaser Group, the related Purchaser Group's pro rata share of the Class A Principal, the Class B Principal and the Class C Principal (based upon each Purchaser Group's funded portion of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount, as applicable); provided, however, that, with respect to each such Business Day which occurs prior to the Early Amortization Period and to the extent that any Purchaser Group's funded portion of the Class A Invested Amount, the Class B Invested Amount and/or the Class C Invested Amount exceeds such Purchaser Group's pro rata share thereof (based on the applicable Purchaser Group Percentage), such payments of principal shall be paid to the applicable Managing Agent, for the benefit of the applicable Purchaser(s) in such Purchaser Group, on a non-pro rata basis to the extent necessary to return the related Purchaser Group to its pro rata status based on the applicable Purchaser Group Percentage.

          (e) All distributions by the Administrative Agent to the Managing Agents hereunder shall be made by wire transfer of immediately available funds to such depository account as each such Managing Agent directs the Administrative Agent in writing prior to the applicable Distribution Date. Each Managing Agent shall further distribute the amounts received by it in accordance with subsection (a) , (b), (c) and (d) of this Section 2.04 to the applicable members of its related Purchaser Group.

          Section 2.05 Extension of Term. The Transferor may, at any time during the period which is no more than sixty (60) days or less than thirty (30) days immediately preceding the Specified Termination Date (as such date may have previously been extended pursuant to this Section 2.05), request that the then applicable Specified Termination Date be extended for an additional 364 days; provided, however, that with respect to the first extension hereunder, the Transferor may request such extension between February 1, 1999 and March 31, 1999. Any such request shall be in writing and delivered to each Managing Agent, and shall be subject to the following conditions: (i) at no time will this Agreement have a remaining term of more than 364 days and, if any such request would result in a remaining term of more than 364 days, such request shall be deemed to have been made for such number of days so that, after giving effect to such extension from the date approved, such remaining term will not exceed 364 days, (ii) no Purchaser shall have any obligation to extend the Specified Termination Date at any time, and (iii) any such extension shall be effective only upon the written agreement of the Administrative Agent, each Managing Agent, each Purchaser and the Transferor. Each Managing Agent will (on behalf of the applicable Purchasers) respond to any such request within thirty
(30) days of its receipt of such request, provided, that a failure by any Managing Agent to respond within such 30-day period shall be deemed to be a rejection of the requested extension.

          Section 2.06 Certain Payment. In consideration of the agreements of the Purchasers hereunder, the Transferor agrees that if on any Transfer Date the portion of the Facility Unused Fee payable on the next succeeding Distribution Date exceeds the aggregate amount of funds available pursuant to the applicable provisions of the Series Supplement to pay such Facility Unused Fee, the Transferor shall pay to the Administrative Agent, for distribution to each Managing Agent for each Purchaser Group, on such Distribution Date an amount equal to such excess; provided, however, that, notwithstanding the foregoing, in no event shall the amount of any payment made pursuant to this Section 2.06 on any date exceed the remaining principal amount of the FCI Note on such date. All payments pursuant to this Section 2.06 shall be made in immediately available funds.


                          ARTICLE III
                      CONDITIONS PRECEDENT

          Section 3.01 Conditions Precedent to the Obligations of the Purchasers. The Purchasers' obligations hereunder to purchase the Senior Securities on the Closing Date shall be subject to the satisfaction (or waiver by the Administrative Agent and the Managing Agents) of the following conditions precedent:

          (a) All the terms, covenants, agreements and conditions of this Agreement and the other Principal Agreements to be complied with and performed by the Transferor and the Servicer by the Closing Date shall have been complied with and performed in all material respects.

          (b) Each of the representations and warranties of the Transferor and the Servicer contained in this Agreement and the other Principal Agreements, as applicable, shall be true and correct in all material respects on and as of the Closing Date as if made on and as of such date, except to the extent such representations and warranties expressly relate to a particular date, in which case such representations and warranties shall be true and correct on and as of such date.

          (c) On or before the Closing Date, each of the documents listed on Schedule I to this Agreement shall have been duly authorized and executed by each signatory thereto (other than the Purchasers, Managing Agents and Administrative Agent) and delivered to the Administrative Agent in form and substance satisfactory to the Administrative Agent and its counsel.

          (d) On or before the Closing Date, the Transferor shall have paid to the extent due all reasonable fees and out-of-pocket costs and expenses (including, without limitation, reasonable legal fees and expenses) required to be paid hereunder and under the other Principal Agreements, including amounts due under the Fee Letter.

          (e) No change shall have occurred on or before the Closing Date in any law, rule or regulation that would prohibit the consummation of any transaction contemplated hereby.

          (f) On or before the Closing Date, the Transferor shall have provided the Administrative Agent with written confirmation from Moody's that the Class A Securities, the Class
B Securities and the Class C Securities have been rated at least
"Aa2", "A2", and "Baa2", respectively.


                           ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES

          Section 4.01  Representations and Warranties of the
Transferor.   The Transferor hereby represents and warrants to
each Purchaser, each Managing Agent and the Administrative Agent as of the date of this Agreement and as of the Closing Date, with reference to the facts and circumstances then existing, as follows:

          (a) Due Authorization and No Conflict. The execution, delivery and performance by the Transferor of this Agreement, and the transactions contemplated hereby, are within its corporate powers, have been duly authorized by all necessary corporate action on its part, do not contravene (i) its charter or by-laws,
(ii) any law, rule or regulation applicable to it, (iii) any material contractual restriction contained in any material inden ture, loan or credit agreement, lease, mortgage, security agree ment, bond, note, or other material agreement or instrument binding on it or its property or (iv) any material order, writ, judgment, award, injunction or decree binding on it or its property, and do not result in or require the creation of any Lien upon or with respect to any of its properties pursuant to any material indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note or other material agreement binding on it or its properties. This Agreement has been duly executed and delivered on behalf of the Transferor.

          (b) Governmental Consent. Assuming the correctness and accuracy of the representations of each Purchaser contained herein, to the Transferor's knowledge, other than those obtained, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for the due execution, delivery and performance by the Transferor of this Agreement or any other agreement, document or instrument to be delivered by it hereunder.

          (c) Enforceability of This Agreement. This Agreement constitutes the legal, valid and binding obligation of the Transferor enforceable against it in accordance with its respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or equity).

          (d) No Litigation. There are no actions, suits or proceedings pending, or to the knowledge of the Transferor threatened in writing, against or affecting the Transferor, or its property, in any court, or before any arbitrator of any kind, or before or by any governmental body, which (i) assert the invalidity of this Agreement or any action to be taken by the Transferor in connection herewith, or (ii) seek to prevent the consummation of the transactions contemplated by this Agreement.

          (e) Accuracy of Information. No certificate, report or statement, furnished or to be furnished by the Transferor to the Administrative Agent or the Managing Agents in connection with this Agreement is or shall be inaccurate in any material respect as of the date it is or shall be dated or as of the date so furnished (except as otherwise disclosed to the Administrative Agent or the Managing Agents, as the case may be, at such time or, after such time, as otherwise corrected by the Transferor prior to such inaccuracy having a material adverse effect on (i) the interests of the Purchasers, the Managing Agents or the Administrative Agent under this Agreement, (ii) the interests of the Purchasers in the Trust Property or any Senior Security, or
(iii) the ability of the Transferor to perform its obligations hereunder or under the other Principal Agreements).

          (f) Senior Securities. Each of the Senior Securities has been duly and validly authorized, and, when executed and authenticated in accordance with the terms of the Pooling and Servicing Agreement and the Series Supplement and delivered to and paid for by each Managing Agent on behalf of the Purchasers in the related Purchaser Group in accordance with this Agreement, will be duly and validly issued and outstanding, and will be entitled to the benefits of the Pooling and Servicing Agreement and the Series Supplement.

          (g) Absence of Material Adverse Change. Since December 31, 1997, there shall not have occurred any event which would reasonably be expected to have a material adverse effect on
(i) the interests of the Purchasers in the Trust Property or any Senior Security or (ii) the ability of the Transferor to perform its obligations hereunder or under the other Principal Agreements.

          In addition to the foregoing, the representations and warranties of the Transferor set forth in the Pooling and Servicing Agreement and the Series Supplement are hereby incorporated herein by reference for the benefit of the Administrative Agent, the Purchasers and the Managing Agents.

          Section 4.02 Representations, Warranties and Covenants of the Purchasers. Each Purchaser hereby represents and warrants to the Transferor that as of the date hereof and the Closing
Date:

          (a) Such Purchaser understands that the Senior Securities have not been and will not be registered under the Securities Act or any other applicable securities law and agrees that the Senior Securities may not be offered or sold by it except in accordance with Rule 144A under the Securities Act or pursuant to any other exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and, accordingly, that the Senior Securities may not be offered, sold, transferred, pledged, hypothecated or otherwise disposed of except as permitted herein, the Pooling and Servicing Agreement and the Series Supplement.

          (b) It is an Accredited Investor and it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Senior Securities. It is aware that it may be required to bear the economic risk of an investment in the Senior Securities for an indefinite period of time, and it is able to bear such risk until the Series 1998-3 Termination Date.

          (c) Neither the Transferor nor any person representing the Transferor has made any representation to it with respect to the Transferor or the offer or sale of the Senior Securities other than as set forth in this Agreement and the other Principal Agreements (and in any document delivered pursuant to this Agreement), which have been delivered to it, and upon which it is relying in making its investment decision with respect to the Senior Securities (it being understood that copies of any nonpublic document received by it pursuant to this Agreement or any other Principal Agreement are solely for it and are not to be distributed or furnished to any other Person other than the members of its Purchaser Group and other Persons on a need to know basis). It has had the opportunity to ask questions and to obtain information concerning the Transferor, the Servicer, the Trust and the Senior Securities, it has received adequate information concerning the Transferor, the Servicer, the Trust and the Senior Securities to make an informed investment decision with respect to its purchase of the Senior Securities, and it acknowledges that an investment in the Senior Securities involves special considerations.

          (d) It will not offer, sell, transfer, pledge, hypothecate or otherwise dispose of the Senior Securities except in accordance with the applicable provisions of the Series
Supplement, including Section 10 thereof, and the Pooling and Servicing Agreement, including Article VI thereof.

          (e)(i)    The securities representing the Class A
Securities, Class B Securities and the Class C Securities held by it will contain the legends set forth in Section 10 of the Series
Supplement.

          (f) It is not subscribing to purchase the Senior Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a Person not previously known to it in connection with investments in securities generally.

          (g) The Purchaser represents and warrants (i) it is duly authorized and empowered to execute, deliver and perform this Agreement and to purchase the Senior Securities, and has duly taken all requisite action in connection therewith; (ii) the Person signing this Agreement on behalf of the Purchaser has been duly authorized by the Purchaser to do so; (iii) this Agreement is a valid and binding legal obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or equity); and (iv) the execution, delivery and performance of this Agreement and the purchase of the Senior Securities do not and will not breach, violate or constitute a default under any applicable law or regulation (without considering the effect of any federal, state or other securities laws), the Purchaser's constituent documents or any agreement or arrangement to which the Purchaser is a party or by which it may be bound.

          (h) The Purchaser is not acting in a fiduciary capacity in purchasing the Senior Securities.

          (i) All information which the Purchaser has furnished and is furnishing to the Transferor, including, without limitation, the representation as to the Purchaser's status as an Accredited Investor and all other representations contained in this Agreement, is correct and complete as of the date of this Agreement; the Purchaser acknowledges that the Transferor and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties made or deemed to have been made by it or by its purchase of the Senior Securities are no longer accurate, it shall promptly notify the Transferor.

          (j) The Purchaser is not an employee benefit plan. No part of the funds to be used by the Purchaser to pay the purchase price of the Senior Securities purchased hereunder, directly or indirectly, constitutes "plan assets" of any employee benefit plan (or its related trust). The term "employee benefit plan" shall have the meaning assigned to such term in Section 3 of ERISA; and the term "plan assets" shall have the meaning specified in Department of Labor Regulation Section 2510.3-101.


                           ARTICLE V
                  COVENANTS OF THE TRANSFEROR

          Section 5.01 Access to Information. The Transferor hereby covenants to each Purchaser, each Managing Agent and the Administrative Agent that, at any time and from time to time during regular business hours, on reasonable notice to the Transferor or the Servicer, as applicable, it will permit the Administrative Agent, any Managing Agent, or their agents or representatives, (a) to examine all books, records and documents (including computer tapes and disks) in the possession or under the control of the Transferor or the Servicer relating to the Trust Property, and (b) to visit the offices and properties of the Transferor or the Servicer for the purpose of examining such materials described in clause (a) above, and to discuss matters relating to the Trust Property or the Transferor's or the Servicer's performance under the Principal Agreements with any of the officers or employees of the Transferor or the Servicer having knowledge of such matters. Any nonpublic information obtained by the Administrative Agent or any Managing Agent pursuant to this Section 5.01 shall be held in confidence by the Administrative Agent or such Managing Agent; provided, however, that any such nonpublic information may be disclosed to the extent such disclosure is (i) required in order to comply with any applicable law, order, regulation or ruling, or (ii) required in response to any summons or subpoena or in connection with any litigation. Except upon the occurrence and during the continuation of a Pay Out Event, all requests by the Managing Agents under this Section 5.01 shall be made through and coordinated by the Administrative Agent with a view to minimizing inconvenience to the Transferor.

          Section 5.02 Reporting Requirements of the Transferor. The Transferor will, or will cause the Servicer to, unless the Administrative Agent and the Managing Agents shall otherwise consent in writing, furnish to the Administrative Agent and the Managing Agents:

          (a) upon the request of the Administrative Agent or any Managing Agent, copies of any certificate, report, statement, notice or other communication provided with respect to Series
1998-3 to the Trustee in connection with the Pooling and Servicing Agreement or the Series Supplement;

          (b)  as soon as possible and in any event within five
(5) Business Days after the Transferor obtains actual knowledge of the occurrence thereof, notice of each Pay Out Event or Servicer Default or event that with the giving of notice or lapse of time or both would constitute such a Pay Out Event or Servicer Default;

          (c) the Transferor will cause the Servicer to provide each Managing Agent prompt written notice of any downgrading of the rating of Fingerhut Companies, Inc.'s most senior notes; and

          (d)  promptly, from time to time, such other
information, documents, records, opinions or reports with respect to the Trust Property or Receivables, as the Administrative Agent or any Managing Agent may from time to time reasonably request in order to protect any Purchaser's interests under or contemplated by the Principal Agreements.


                           ARTICLE VI
           INDEMNIFICATION; EXPENSES; RELATED MATTERS

          Section 6.01 Indemnities by the Transferor. (a) Without limiting any other rights which the Administrative Agent, the Managing Agents, the Conduit Purchasers or the Alternate Purchasers may have hereunder or under applicable law, the Transferor hereby agrees to indemnify each Conduit Purchaser, each Alternate Purchaser, each Managing Agent, each Liquidity Provider, each Program Support Provider, the Administrative Agent and any successors and permitted assigns and any of their respective directors, officers, employees, agents and representatives (collectively, the "Indemnified Parties") from and against any and all damages, losses, claims, liabilities, costs and expenses, including, without limitation, reasonable attorneys' fees (which such attorneys may be employees of an Indemnified Party) and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them in any action or proceeding or any threatened action or proceeding (whether or not such Indemnified Party is a party thereto) arising out of or as a result of this Agreement, the other Principal Agreements, the ownership or maintenance, either directly or indirectly, by an Indemnified Party of any interest in the Senior Securities or any of the other transactions contemplated hereby or thereby, excluding, however, (i) Indemnified Amounts to the extent resulting from gross negligence, willful misconduct or bad faith on the part of such Indemnified Party and (ii) recourse for amounts due under the Receivables which are uncollectible.

          (b) In order for any Indemnified Party to be entitled to any indemnification provided for under this Section 6.01 in respect of, arising out of, or involving a claim made by any Person against the Indemnified Party (a "Indemnified Claim"), such Indemnified Party must notify the Transferor in writing of the Indemnified Claim within a reasonable time after receipt by such Indemnified Party of written notice of the Indemnified Claim unless the Transferor shall have previously obtained actual knowledge thereof. Thereafter, the Indemnified Party shall deliver to the Transferor, within a reasonable time after the Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Indemnified Claim. If an Indemnified Claim is made against an Indemnified Party, (i) the Transferor will be entitled to participate in the defense thereof and, (ii) if it so chooses, to assume the defense thereof with counsel selected by the Transferor, provided that, in connection with such assumption, such counsel is not reasonably objected to by the Indemnified Party. Should the Transferor so elect to assume the defense of an Indemnified Claim, the Transferor will not be liable to the Indemnified Party for any legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof except for reasonable out-of-pocket expenses of such Indemnified Party (including, without limitation, reasonable travel expenses of such Indemnified Party's personnel who are required to testify at depositions, hearings and/or trial or to participate in settlement conferences); provided, however, that, if one or more defenses are available to such Indemnified Party with respect to such Indemnified Claim which are not otherwise available to the Transferor, (i) such Indemnified Party will be entitled to participate in the defense of such Indemnified Claim and (ii) the Transferor shall pay for the legal expenses incurred by such Indemnified Party in connection therewith; provided, further, that, with respect to subsection
(ii) and to the extent that an Indemnified Claim is made against two or more Indemnified Parties, the Transferor shall only be obligated to pay the fees and expenses of one law firm with respect to all such Indemnified Parties unless there are conflicts of interest between such Indemnified Parties. If the Transferor elects to assume the defense of an Indemnified Claim, the Indemnified Party will (x) cooperate in all reasonable respects with the Transferor in connection with such defense and
(y) not admit any liability with respect to, or settle, compromise or discharge such Indemnified Claim without the Transferor's prior written consent. If the Transferor shall assume the defense of any Indemnified Claim, the Indemnified Party shall be entitled to participate in (but not control) such defense with its own counsel at its own expense. If the Transferor does not assume the defense of any such Indemnified Claim, the Indemnified Party may defend the same in such manner as it may deem appropriate, including settling such claim or litigation after obtaining the consent of the Transferor, which consent shall not be unreasonably withheld, to such terms, and the Transferor will promptly reimburse the Indemnified Party upon written request.

          Section 6.02 Indemnity for Taxes, Reserves and Expenses. (a) If after the date hereof, the adoption of any law or bank regulatory guideline or any amendment or change in the interpretation of any existing or future law or bank regulatory guideline by any Governmental Authority charged with the administration, interpretation or application thereof, or the compliance with any directive of any Governmental Authority (in the case of any bank regulatory guideline, whether or not having the force of law):

          (i) shall subject any Indemnified Party to any tax, duty or other charge (other than Excluded Taxes) with respect to this Agreement, the ownership, maintenance or financing of the Senior Securities or payments of amounts due hereunder, or shall change the basis of taxation of payments to any Indemnified Party of amounts payable in respect of this Agreement, the ownership, maintenance or financing of any interest in the Senior Securities or payments of amounts due hereunder or its obligation to purchase or to advance funds hereunder, under a Liquidity Provider Agreement or a Program Support Agreement (except for changes in the rate of general corporate, franchise, net income or other income tax imposed on such Indemnified Party by the jurisdiction in which such Indemnified Party's principal executive office is located); or

          (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System) against assets of, deposits with or for the account of, or credit extended by, any Indemnified Party or shall impose on any Indemnified Party or on the London interbank market any other condition affecting this Agreement, the ownership, maintenance or financing of any interest in the Senior Securities or payments of amounts due hereunder or its obligation to purchase or to advance funds hereunder or under a Liquidity Provider Agreement or Program Support Agreement;

and the result of any of the foregoing is to increase the cost to such Indemnified Party with respect to this Agreement, the ownership, maintenance or financing of any interest in the Senior Securities, the obligations hereunder, the funding of the purchase or any increases hereunder, a Liquidity Provider Agreement or a Program Support Agreement, by an amount reasonably deemed by such Indemnified Party to be material, then, on the next succeeding Business Day after demand by such Indemnified Party through the Administrative Agent, such Indemnified Party shall be entitled to receive, pursuant to Section 4.9(a)(xvi) of the Pooling and Servicing Agreement, such additional amount or amounts as will compensate such Indemnified Party for such increased cost or reduction.

          (b) If any Indemnified Party shall have determined that after the date hereof, the adoption of any applicable law or bank regulatory guideline regarding capital adequacy, or any change therein, or any change in the interpretation thereof by any Governmental Authority, or any directive regarding capital adequacy (in the case of any bank regulatory guideline, whether or not having the force of law) of any such Governmental Authority, has or would have the effect of reducing the rate of return on capital of such Indemnified Party (or its parent) as a consequence of such Indemnified Party's obligations hereunder or under a Liquidity Provider Agreement or Program Support Agreement or with respect hereto or thereto to a level below that which such Indemnified Party (or its parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount reasonably deemed by such Indemnified Party to be material, then, on the next succeeding Business Day after demand by such Indemnified Party through the Administrative Agent, such Indemnified Party shall be entitled to receive, pursuant to
Section 4.9(a)(xvi) of the Pooling and Servicing Agreement, such additional amount or amounts as will compensate such Indemnified Party (or its parent) for such reduction.

          (c) Each Indemnified Party will promptly notify the Administrative Agent and the Administrative Agent will promptly notify the Transferor upon learning that amounts for which it is entitled to seek reimbursement under this Section 6.02 ("Section
6.02 Costs") have begun to accrue. A notice by the Administrative Agent or the applicable Indemnified Party claiming compensation under this Section 6.02 and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, the Administrative Agent or any applicable Indemnified Party may use any reasonable averaging and attributing methods, consistent with the averaging and attribution methods generally used by such Indemnified Party. Each of the Indemnified Parties further agrees to take such steps as may be reasonably available to it to avoid the need for, or reduce the amount of, any such amounts that may thereafter accrue under this Section 6.02; provided, however, that the Indemnified Parties shall have no obligation to take any such step that is inconsistent with its internal policy or legal and regulatory restrictions.

          Section 6.03 Taxes. (a) Any and all payments to the Managing Agents for the benefit of the Purchasers in the related Purchaser Group with respect to the Senior Securities shall be made, in accordance with the Pooling and Servicing Agreement, free and clear of and without deduction for any present or future excise, stamp or franchise taxes and any other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority on any recipient (or any assignee of such parties), but excluding franchise taxes and taxes imposed on or measured by the recipient's net income or gross receipts (such excluded items being "Excluded Taxes" and such items other than Excluded Taxes being "Taxes"). If the Paying Agent or the Transferor, if such amount is to be paid directly by the Transferor, shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under the other Principal Agreements with respect to any Purchaser, (i) such Purchaser shall be entitled to receive, pursuant to Section 4.9(a)(xvi) of the Pooling and Servicing Agreement, an amount sufficient so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 6.03), such Purchaser receives an amount equal to the sum it would have received had no such deductions been made,
(ii) the Paying Agent or the Transferor, if such amount is to be paid directly by the Transferor, shall make such deductions and
(iii) the Paying Agent or the Transferor, if such amount is to be paid directly by the Transferor, shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. The Purchasers further agree to take such steps as may be reasonably available to it to avoid the need for, or reduce the amount of, any such amounts that may thereafter accrue under this Section 6.03; provided, however, that the Purchasers shall have no obligation to take any such step that is inconsistent with its internal policy or legal and regulatory restrictions.

          (b) If as a result of any event or circumstances similar to those described in subsection (a) above, any Conduit Purchaser is required to compensate a Liquidity Provider or Program Support Provider in connection with borrowings, commitments or purchases under the Liquidity Provider Agreement or Program Support Agreement, respectively, by such Conduit Purchaser for the funding or maintenance of such Purchaser's investment in the Senior Securities hereunder, then within ten
(10) days after demand by the Managing Agent for the account of such Conduit Purchaser through the Administrative Agent, such Conduit Purchaser shall be entitled to receive, pursuant to
Section 4.9(a)(xvi) of the Pooling and Servicing Agreement, such additional amount or amounts as may be necessary to pay such Liquidity Provider or Program Support Provider, as applicable the amounts due or to otherwise reimburse such Conduit Purchaser for amounts paid by it. Such Conduit Purchaser agrees to use its best efforts to enforce the provisions of the Liquidity Provider Agreement or Program Support Agreement, as applicable, which require each Liquidity Provider or Program Support Provider, as applicable, to take certain actions to reduce the amount of such compensation due to such Liquidity Provider or Program Support Provider.

          (c) Each Managing Agent and each Purchaser that is created or organized in or under the laws of a jurisdiction other than the United States or a state thereof hereby agrees to complete, execute and deliver to the Trustee from time to time prior to the initial Distribution Date on which such Person will be entitled to receive distributions pursuant to the Pooling and Servicing Agreement, the Series Supplement and this Agreement, as applicable, Internal Revenue Service Form 4224 (or any successor form), as applicable, or such other forms or certificates as may be required under the laws of any applicable jurisdiction in order to permit the Paying Agent, the Transferor, if such payments are to be paid directly by the Transferor, or the Administrative Agent in accordance with Section 2.04 hereof to make payments to, and deposit funds to or for the account of, such Person under the Pooling and Servicing Agreement, the Series Supplement, and this Agreement, as applicable, without any deduction or withholding for or on account of any tax. Each Managing Agent and each Purchaser agrees to provide like additional subsequent duly executed forms on or before the date that any such form expires or becomes obsolete, or upon the occurrence of any event requiring an amendment, resubmission or change in the most recent form previously delivered by it and to provide such extensions or renewals as may be reasonably requested by the Transferor or the Trustee. Each Managing Agent and each Purchaser further agrees that compliance with this
Section 6.03(c) is a condition to the payment of any amount otherwise due pursuant to Sections 6.03(a) and (b) hereof.

          Section 6.04 Other Costs, Expenses and Related Matters. The Transferor agrees, upon receipt of a written invoice, to pay or cause to be paid, and to save the Conduit Purchasers, the Alternate Purchasers, the Managing Agents and the Administrative Agent harmless against liability for the payment of, all reasonable out-of-pocket expenses (including, without limitation, attorneys', accountants' and other third parties' fees and expenses, any filing fees and expenses incurred by officers or employees of the Conduit Purchasers, Alternate Purchasers, Managing Agents and/or the Administrative Agent) or intangible, documentary or recording taxes incurred by or on behalf of the Conduit Purchasers, Alternate Purchasers, Managing Agents and the Administrative Agent (i) in connection with the negotiation, execution, delivery and preparation of this Agreement, the other Principal Agreements and any documents or instruments delivered pursuant hereto and thereto and the transactions contemplated hereby or thereby and (ii) from time to time (A) relating to any amendments, waivers or consents under this Agreement and the other Principal Agreements, (B) relating to the syndication of the facility contemplated hereby, (C) arising in connection with any Conduit Purchaser's, any Alternate Purchaser's, any Managing Agent's or the Administrative Agent's enforcement or preservation of rights, or (D) arising in connection with any dispute, disagreement, litigation or preparation for litigation involving this Agreement or any of the other Principal Agreements; provided, however, that, with respect to subsection (i) and subclauses (A) and (B) of subsection (ii) of the foregoing sentence, the Transferor shall only be liable for the attorneys' fees and expenses of one law firm with respect to the Conduit Purchasers, the Alternate Purchasers, the Managing Agents and the Administrative Agent as a group.

          Section 6.05 Indemnity for Breakage Costs. To the extent the Transferor reduces, on any day other than a day which occurs on the last day of a Funding Period, the Class A Invested Amount, the Class B Invested Amount and/or the Class C Invested Amount allocated to such Funding Period, the Transferor agrees to pay or cause to be paid the amount, if any, by which (i) the additional interest which would have accrued on such reductions during the balance of such Funding Period (as so computed) if such reductions had not occurred exceeds (ii) the income, if any, received by the applicable Managing Agent for the benefit of the applicable Purchaser(s) in the related Purchaser Group, from the investment by such Person of the proceeds of such reductions.


                          ARTICLE VII
           THE ADMINISTRATIVE AGENT; MANAGING AGENTS

          Section 7.01  Authorization and Action of
Administrative Agent.    (a) Each Conduit Purchaser and each
Alternate Purchaser hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Principal Agreements as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. In furtherance, and without limiting the generality, of the foregoing, each Conduit Purchaser and each Alternate Purchaser hereby appoints the Administrative Agent as its agent to execute and deliver all further instruments and documents, and agrees to take all further action that the Administrative Agent may deem necessary or appropriate or that a Conduit Purchaser or an Alternate Purchaser may reasonably request in order to perfect, protect or more fully evidence the interests transferred or to be transferred from time to time by the Transferor hereunder, or to enable any of them to exercise or enforce any of their respective rights hereunder. With respect to actions which are incidental to the actions specifically delegated to the Administrative Agent hereunder, the Administrative Agent shall not be required to take any such incidental action hereunder, but shall be required to act or to refrain from acting (and shall be fully protected in acting or refraining from acting) upon the direction of the Managing Agents; provided, however, the Administrative Agent shall not be required to take any action hereunder if the taking of such action, in the reasonable determination of the Administrative Agent, shall be in violation of any applicable law, rule or regulation or contrary to any provision of this Agreement or shall expose the Administrative Agent to liability hereunder or otherwise.

          (b) The Administrative Agent shall exercise such rights and powers vested in it by this Agreement and the other Principal Agreements, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          Section 7.02 Administrative Agent's Reliance, Etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Administrative Agent under or in connection with this Agreement or any of the other Principal Agreements, except for its or their own gross negligence or willful misconduct. Without limiting the foregoing, the Administrative Agent: (i) may consult with legal counsel (including counsel for the Transferor and the Servicer), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any Conduit Purchaser or any Alternate Purchaser and shall not be responsible to any Conduit Purchaser or any Alternate Purchaser for any statements, warranties or representations made in or in connection with this Agreement;
(iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any of the other Principal Agreements on the part of the Transferor or the Servicer or to inspect the property (including the books and records) of the Transferor or the Servicer; (iv) shall not be responsible to any Conduit Purchaser or any Alternate Purchaser for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any of the other Principal Agreements or any other instrument or document furnished pursuant hereto or thereto; and (v) shall incur no liability under or in respect of this Agreement or any of the other Principal Agreements by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by telex) believed by it to be genuine and signed or sent by the proper party or parties.

          Section 7.03 Credit Decision. Each Conduit Purchaser and each Alternate Purchaser acknowledges that it has, independently and without reliance upon the Administrative Agent, any of the Administrative Agent's Affiliates, any Managing Agent, any other Alternate Purchaser or any other Conduit Purchaser and based upon such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement and the other Principal Agreements to which it is a party and, if it so determines, to accept the transfer of an interest in the Senior Securities hereunder. Each Conduit Purchaser and each Alternate Purchaser also acknowledges that it will, independently and without reliance upon the Administrative Agent, any of the Administrative Agent's Affiliates, any Managing Agent, any other Alternate Purchaser or any other Conduit Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement and the other Principal Agreements to which it is a party.

          Section 7.04 Indemnification of the Administrative Agent. Each Alternate Purchaser agrees to indemnify the Administrative Agent (to the extent not reimbursed by the Transferor), ratably in accordance with its respective Purchaser Group Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent (in its capacity as such) in any way relating to or arising out of this Agreement and any of the other Principal Agreements or such action taken or omitted by the Administrative Agent hereunder or thereunder; provided, however, that such Alternate Purchaser shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Alternate Purchaser agrees to reimburse the Administrative Agent, ratably in accordance with its respective Purchaser Group Percentage, promptly upon demand for any out-of-pocket expenses (including counsel fees) incurred by the Administrative Agent in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and the other Principal Agreements, to the extent that such expenses are incurred in the interests of or otherwise in respect of the Conduit Purchasers or the Alternate Purchasers hereunder and/or thereunder and to the extent that the Administrative Agent is not reimbursed for such expenses by the Transferor.

          Section 7.05 Successor Administrative Agent. The Administrative Agent may resign at any time, effective upon the appointment and acceptance of a successor Administrative Agent as provided below, by giving written notice thereof to each Managing Agent, each Conduit Purchaser, each Alternate Purchaser and the Transferor. Upon any such resignation, the Managing Agents shall appoint a successor Administrative Agent. Each Conduit Purchaser and each Alternate Purchaser agrees that it shall not unreasonably withhold or delay its approval of the appointment of a successor Administrative Agent. If no such successor Administrative Agent shall have been so appointed, and shall have accepted such appointment, within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Conduit Purchasers and the Alternate Purchasers, appoint a successor Administrative Agent with the prior consent of the Managing Agents (which such consent will not be unreasonably withheld) which such successor Administrative Agent shall be either (i) a commercial bank organized under the laws of the United States or of any state thereof and having a combined capital and surplus of at least $250,000,000 or (ii) an Affiliate of such a bank. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article VII shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. The successor Administrative Agent shall promptly notify the Transferor, the Servicer and the Trustee of its appointment hereunder.

          Section 7.06 Payments by the Administrative Agent. Unless specifically allocated to a Conduit Purchaser or an Alternate Purchaser pursuant to Section 2.04 of this Agreement, all amounts received by the Administrative Agent, if any, on behalf of the Conduit Purchasers or Alternate Purchasers shall be paid by the Administrative Agent to the applicable Managing Agent (at the account specified in writing to Administrative Agent) in accordance with the related Purchaser Group Percentage on the Business Day received by the Administrative Agent, unless such amounts are received after 12:00 noon (New York time) on such Business Day, in which case the Administrative Agent shall use its reasonable efforts to pay such amounts to such Managing Agent, on behalf of the related Purchaser, on such Business Day, but, in any event, shall pay such amounts to such Managing Agent, on behalf of the related Purchaser, not later than 11:00 a.m. (New York time) on the following Business Day.

          Section 7.07 Authorization and Action of Managing Agent. (a) Each Conduit Purchaser and each Alternate Purchaser of each Purchaser Group hereby appoints and authorizes the Managing Agent with respect to such Purchaser Group to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Principal Agreements as are delegated to the Managing Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. In furtherance, and without limiting the generality, of the foregoing, each Conduit Purchaser and each Alternate Purchaser hereby appoints the related Managing Agent as its agent to execute and deliver all further instruments and documents, and agrees to take all further action that the related Managing Agent may deem necessary or appropriate or that a Conduit Purchaser or an Alternate Purchaser may reasonably request in order to perfect, protect or more fully evidence the interests transferred or to be transferred from time to time by the Transferor hereunder, or to enable any of them to exercise or enforce any of their respective rights hereunder or under the related Senior Securities, and such other instruments or notices, as may be necessary or appropriate for the purposes stated hereinabove.
The Conduit Purchasers and Alternate Purchasers may direct the related Managing Agent (i) to direct the Administrative Agent to take any action which is incidental to the actions specifically delegated to the Administrative Agent hereunder and (ii) not to take or to cease taking any action which is incidental to the actions specifically delegated to the Administrative Agent hereunder. With respect to actions which are incidental to the actions specifically delegated to a Managing Agent hereunder, a Managing Agent shall not be required to take any such incidental action hereunder, but shall be required to act or to refrain from acting (and shall be fully protected in acting or refraining from acting) upon the direction of the related Conduit Purchaser and Alternate Purchaser; provided, however, that no Managing Agent shall be required to take any action hereunder if the taking of such action, in the reasonable determination of such Managing Agent, shall be in violation of any applicable law, rule or regulation or contrary to any provision of this Agreement or shall expose such Managing Agent to liability hereunder or otherwise.

          (b) The Managing Agent shall exercise such rights and powers vested in it by this Agreement and the other Principal Agreements, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          Section 7.08 Managing Agent's Reliance, Etc. Neither any Managing Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Managing Agent under or in connection with this Agreement or any of the other Principal Agreements, except for its or their own gross negligence or willful misconduct. Without limiting the foregoing, the Managing Agent: (i) may consult with legal counsel (including counsel for the Transferor and the Servicer), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any Conduit Purchaser or any Alternate Purchaser and shall not be responsible to any Conduit Purchaser or any Alternate Purchaser for any statements, warranties or representations made in or in connection with this Agreement; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any of the other Principal Agreements on the part of the Transferor or the Servicer or to inspect the property (including the books and records) of the Transferor or the Servicer; (iv) shall not be responsible to any Conduit Purchaser or any Alternate Purchaser for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the Senior Securities or any other instrument or document furnished pursuant hereto or thereto; and (v) shall incur no liability under or in respect of this Agreement or any of the other Principal Agreements by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by telex) believed by it to be genuine and signed or sent by the proper party or parties.

          Section 7.09 Credit Decision. Each Conduit Purchaser and each Alternate Purchaser acknowledges that it has, independently and without reliance upon the Managing Agent, any of the Managing Agent's Affiliates, any other Alternate Purchaser or any other Conduit Purchaser and based upon such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement and the other Principal Agreements to which it is a party and, if it so determines, to accept the transfer of an interest in the Senior Securities hereunder. Each Conduit Purchaser and each Alternate Purchaser also acknowledges that it will, independently and without reliance upon the Managing Agent, any of the Managing Agent's Affiliates, any other Alternate Purchaser or any other Conduit Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement and the other Principal Agreements to which it is a party.

          Section 7.10 Indemnification of the Managing Agent. Each Alternate Purchaser agrees to indemnify the related Managing Agent (to the extent not reimbursed by the Transferor), ratably in accordance with its respective Purchaser Group Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Managing Agent (in its capacity as such) in any way relating to or arising out of this Agreement and any of the other Principal Agreements or such action taken or omitted by the Managing Agent hereunder or thereunder; provided, however, that such Alternate Purchaser shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Managing Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Alternate Purchaser agrees to reimburse the Managing Agent, ratably in accordance with its respective Purchaser Group Percentage, promptly upon demand for any out-of-pocket expenses (including counsel fees) incurred by the Managing Agent in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and the other Principal Agreements, to the extent that such expenses are incurred in the interests of or otherwise in respect of the Conduit Purchasers or the Alternate Purchasers hereunder and/or thereunder and to the extent that the Managing Agent is not reimbursed for such expenses by the Transferor.

          Section 7.11 Successor Managing Agent. A Managing Agent may resign at any time, effective upon the appointment and acceptance of a successor Managing Agent as provided below, by giving written notice thereof to the Administrative Agent, each Conduit Purchaser, each Alternate Purchaser and the Transferor. Upon any such resignation, the members of the related Purchaser Group acting jointly shall appoint a successor Managing Agent. Each Conduit Purchaser and each Alternate Purchaser agrees that it shall not unreasonably withhold or delay its approval of the appointment of a successor Managing Agent. If no such successor Managing Agent shall have been so appointed, and shall have accepted such appointment, within thirty (30) days after the retiring Managing Agent's giving of notice of resignation, then the retiring Managing Agent may, on behalf of the Conduit Purchasers and the Alternate Purchasers, appoint a successor Managing Agent which shall be either (i) a commercial bank organized under the laws of the United States or of any state thereof and having a combined capital and surplus of at least $50,000,000 or (ii) an Affiliate of such a bank. Upon the acceptance of any appointment as Managing Agent hereunder by a successor Managing Agent, such successor Managing Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Managing Agent, and the retiring Managing Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Managing Agent's resignation hereunder as Managing Agent, the provisions of this Article VII shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Managing Agent under this Agreement. The successor Managing Agent shall promptly notify the Transferor, the Servicer and the Trustee of its appointment hereunder.

          Section 7.12 Payments by a Managing Agent. Unless specifically allocated to a Conduit Purchaser or an Alternate Purchaser pursuant to the terms of this Agreement, all amounts received by a Managing Agent (i) on behalf of the related Conduit Purchaser(s) shall be paid by such Managing Agent to such Conduit Purchaser(s) (at an account specified in writing to such Managing Agent) in accordance with such Conduit Purchaser's pro rata share of such amounts and (ii) on behalf of the related Alternate Purchaser(s) shall be paid by such Managing Agent to such Alternate Purchaser(s) (at an account specified in writing to such Managing Agent) in accordance with such Alternate Purchaser's Pro Rata Share of such amounts. All such payments shall be made on the Business Day received by such Managing Agent, unless such amounts are received after 12:00 noon (New York time) on such Business Day, in which case such Managing Agent shall use its reasonable efforts to pay such amounts, on such Business Day, but, in any event, shall pay such amounts not later than 11:00 a.m. (New York time) the following Business Day.


                          ARTICLE VIII
                 ASSIGNMENTS AND PARTICIPATIONS

          Section 8.01  Assignments.  Subject to the applicable
limitations and requirements set forth in the Pooling and Servicing Agreement and the Series Supplement, the Purchasers may assign all or a portion of its rights and obligations hereunder to any other Persons as set forth in this Section 8.01.

          (a) At any time prior to the Specified Termination Date, in the event that any Conduit Purchaser has elected in its discretion not to fund its portion of the Class A Initial Invested Amount, the Class B Initial Invested Amount and the Class C Initial Invested Amount or any Additional Invested Amount as requested under Section 2.02 hereof, then the Transferor shall have the right to direct the related Managing Agent to designate the Alternate Purchasers in the related Purchaser Group to fund, and such Alternate Purchasers shall fund, such Class A Initial Invested Amount, Class B Initial Invested Amount and/or Class C Initial Invested Amount or such Additional Invested Amount, as applicable, subject to the conditions set forth in Section 6.15 of the Pooling and Servicing Agreement. In addition, at any time, a Conduit Purchaser may elect to assign all or a portion of its interest in any of the Senior Securities of its Purchaser Group to the Alternate Purchasers in its Purchaser Group pursuant to this Section 8.01. Upon any such election by a Conduit Purchaser or any such direction by the Transferor, such Conduit Purchaser shall make an Assignment and the Alternate Purchasers in the related Purchaser Group shall accept such Assignment and shall assume all or a portion of the obligations of such Conduit Purchaser hereunder. In connection with an Assignment from any Conduit Purchaser to the Alternate Purchasers in its Purchaser Group pursuant to this Section 8.01, each Alternate Purchaser shall, on the date of such Assignment, pay to such Conduit Purchaser its Pro Rata Share of the applicable Assignment Amount against delivery by such Conduit Purchaser of an Assignment and Assumption Agreement. In the event that the Assignment Amount paid by the Alternate Purchasers is less than the sum of the portion of the applicable Purchaser Group Percentage of the Invested Amount subject to such Assignment plus the interest component of all outstanding Commercial Paper with respect thereto, then to the extent payments made hereunder in respect of the Invested Amount exceed the Assignment Amount, such excess amounts shall be remitted by the applicable Managing Agent to the Conduit Purchaser.

          Without limiting the foregoing, any Conduit Purchaser may, from time to time, with prior or concurrent notice to the Transferor and the Servicer, in one transaction or a series of transactions, assign to a Conduit Assignee all or a portion of the related Purchaser Group Percentage of the Class A Invested Amount, the Class B Invested Amount or the Class C Invested Amount and such Conduit Purchaser's rights and obligations under this Agreement and any other Principal Agreements to which it is a party. Upon and to the extent of such assignment by a Conduit Purchaser to a Conduit Assignee, (i) such Conduit Assignee shall be the owner of the assigned portion of the related Purchaser Group Percentage of the Class A Invested Amount, the Class B Invested Amount or the Class C Invested Amount, as applicable,
(ii) the related Managing Agent for such Conduit Purchaser will act as the Managing Agent for such Conduit Assignee, with all corresponding rights and powers, express or implied, granted to the related Managing Agent hereunder or under the other Principal Agreements, (iii) such Conduit Assignee and its Liquidity Providers and Program Support Providers and other related parties shall have the benefit of all the rights and protections provided to such Conduit Purchaser and its Liquidity Providers and Program Support Providers and other related parties, respectively, herein and in the other Principal Agreements (including, without limitation, any limitation on recourse against such Conduit Purchaser or related parties, any agreement not to file or join in the filing of a petition to commence an insolvency proceeding against such Conduit Purchaser, and the right to assign to another Conduit Assignee as provided in this paragraph), (iv) such Conduit Assignee shall assume such Conduit Purchaser's right to fund the assigned portion of the related Purchaser Group Percentage of any Additional Invested Amount requested by the Transferor subsequent to the date of such assignment and all other obligations, if any, of such Conduit Purchaser under and in connection with this Agreement or any other Principal Agreements, and such Conduit Purchaser shall be released from such obligations, in each case to the extent of such assignment, and the obligations of such Conduit Purchaser and Conduit Assignee shall be several and not joint, (v) all distributions in respect of the related Purchaser Group Percentage of the Class A Invested Amount, the Class B Invested Amount or the Class C Invested Amount, as applicable, shall be made to the applicable Managing Agent, on behalf of such Conduit Purchaser and such Conduit Assignee on a pro rata basis according to their respective interests, (vi) the defined terms and other terms and provisions of this Agreement and the other Principal Agreements shall be interpreted in accordance with the foregoing, and (vii) if requested by the applicable Managing Agent, the parties will execute and deliver such further agreements and documents and take such other actions as such Managing Agent may reasonably request to evidence and give effect to the foregoing. No Assignment by a Conduit Purchaser to a Conduit Assignee of all or any portion of the related Purchaser Group Percentage of the Class A Invested Amount, the Class B Invested Amount or the Class C Invested Amount, as applicable, shall in any way diminish the related Alternate Purchaser's obligation under Section 8.01(a) to fund any Additional Invested Amount not funded by such Conduit Purchaser or Conduit Assignee.

          (b) In addition to the limitations and requirements set forth in the Pooling and Servicing Agreement and the Series Supplement, no Alternate Purchaser (or assignee thereof) may assign all or a portion of its interests in the Senior Securities of its Purchaser Group, the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and its rights and obligations hereunder to any Person unless approved in writing by the related Managing Agent (in each case such approval not to be unreasonably withheld or delayed). In the case of an Assignment by an Alternate Purchaser (or assignee thereof) to another Person, the assignor shall deliver to the assignee(s) an Assignment and Assumption Agreement, duly executed, assigning to the assignee, all or any portion of its interest in the Senior Securities of its Purchaser Group, the Class A Invested Amount, the Class B Invested Amount and/or the Class C Invested Amount, and the assignor's rights and obligations hereunder. Any assignor hereunder shall promptly execute and deliver all further instruments and documents required hereby or by the Pooling and Servicing Agreement, and take all further action, that the assignee may reasonably request, in order to protect or more fully evidence the assignee's right, title and interest in and to such interest and to enable the Administrative Agent, on behalf of such assignee, to exercise or enforce any rights hereunder and under the other Principal Agreements to which such assignor is or, immediately prior to such Assignment, was a party. Upon any Assignment hereunder, (i) the assignee shall have all of the rights and obligations of the assignor hereunder and under the other Principal Agreements to which such assignor is or, immediately prior to such Assignment, was a party with respect to such interest for all purposes of this Agreement and such other Principal Agreements (it being understood that the Alternate Purchasers (or assignees thereof), as assignees, shall be obligated to fund Additional Invested Amounts under Section 2.02 in accordance with the terms thereof, notwithstanding that the Conduit Purchasers were not so obligated), and (ii) the assignor shall relinquish its rights with respect to such interest for all purposes of this Agreement and under the other Principal Agreements to which such assignor is or, immediately prior to such Assignment, was a party. No such Assignment shall be effective unless a fully executed copy of the related Assignment and Assumption Agreement shall be delivered to the Administrative Agent and the Transferor. All out-of-pocket costs and legal expenses of the Administrative Agent, the assignor and the assignee incurred in connection with any Assignment hereunder shall be borne as agreed among the Transferor, such assignor and such assignee.

          (c) By executing and delivering an Assignment and Assumption Agreement, the assignor and assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Assumption Agreement, the assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, the other Principal Agreements or any other instrument or document furnished pursuant hereto or thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Principal Agreements, the Receivables or other Trust Property or any such other instrument or document; (ii) the assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Transferor or the Servicer or the performance or observance by the Transferor or the Servicer of any of their respective obligations under this Agreement, the other Principal Agreements or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee confirms that it has received a copy of this Agreement, the Series Supplement, the Pooling and Servicing Agreement and such other instruments, documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption Agreement and to purchase such interest; (iv) such assignee will, independently and without reliance upon the Administrative Agent or any of its Affiliates, the Managing Agents or any of their Affiliates, the assignor or any other Purchaser and based on such agreements, documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Principal Agreements; (v) such assignee appoints and authorizes the Administrative Agent and the related Managing Agent to take such action as agent on its behalf and to exercise such powers under this Agreement, the other Principal Agreements and any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent or such Managing Agent, as applicable, by the terms hereof or thereof, together with such powers as are reasonably incidental thereto and to enforce its respective rights and interests in and under this Agreement, the other Principal Agreements and the Trust Property; (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Principal Agreements are required to be performed by it as such assignee; and (vii) such assignee agrees that it will not institute against any Conduit Purchaser any proceeding of the type referred to in Section 9.11 prior to the date which is one year and one day after the payment in full of all commercial paper and other debt securities issued by any Conduit Purchaser.

          (d) If at any time prior to any assignment by the Conduit Purchaser in the Purchaser Group with respect to which NationsBank is the Managing Agent to a related Alternate Purchaser as contemplated pursuant to this Section 8.01, the short term debt rating of any Alternate Purchaser shall be "A-2" or "P-2" from Standard & Poor's or Moody's, respectively, with negative credit implications, such Alternate Purchaser, upon request of the Managing Agent, shall, within 30 days of such request, assign its rights and obligations hereunder to another financial institution (which institution's short term debt shall be rated at least "A-2" and "P-2" from Standard & Poor's and Moody's, respectively, and which shall not be so rated with negative credit implications). If the short term debt rating of an Alternate Purchaser shall be "A-3" or "P-3", or lower, from Standard & Poor's or Moody's, respectively (or such rating shall have been withdrawn by Standard & Poor's or Moody's), such Alternate Purchaser, upon request of the Managing Agent, shall, within five (5) Business Days of such request, assign its rights and obligations hereunder to another financial institution (which institution's short term debt shall be rated at least "A-2" and "P-2" from Standard & Poor's and Moody's, respectively, and which shall not be so rated with negative credit implications). In either such case, if any such Alternate Purchaser shall not have assigned its rights and obligations under this Agreement within the applicable time period described above, the Conduit Purchaser shall have the right to require such Alternate Purchaser to accept the assignment of such Alternate Purchaser's Pro Rata Share of the Purchaser Group Percentage of the Class A Invested Amount, the Class B Invested Amount and/or the Class C Invested Amount; such assignment shall occur in accordance with the applicable provisions of this Section 8.01. Such Alternate Purchaser shall be obligated to pay to the Conduit Purchaser, in connection with such assignment, in addition to the Pro Rata Share of the Purchaser Group Percentage of the Class A Invested Amount, the Class B Invested Amount and/or the Class C Invested Amount, an amount equal to the interest component of the outstanding Commercial Paper issued to fund the portion of the Class A Invested Amount, the Class B Invested Amount and/or the Class C Invested Amount being assigned to such Alternate Purchaser, as reasonably determined by the Managing Agent. Notwithstanding anything contained herein to the contrary, upon any such assignment to a downgraded Alternate Purchaser as contemplated pursuant to the immediately preceding sentence, the aggregate available amount of the Facility Limit, solely as it relates to new Additional Invested Amounts by the Conduit Purchaser, shall be reduced by the amount of unused Class A Commitment Amount, Class B Commitment Amount and/or Class C Commitment Amount of such downgraded Alternate Purchaser; it being understood and agreed, that nothing in this sentence or the two preceding sentences shall affect or diminish in any way any such downgraded Alternate Purchaser's commitment to the Transferor or such downgraded Alternate Purchaser's other obligations and liabilities hereunder and under the other Principal Agreements.

          Section 8.02 Participations. (a) Subject to the limitations and requirements set forth in the Pooling and Servicing Agreement and the Series Supplement, any Conduit Purchaser or Alternate Purchaser may sell participations to one or more Persons in or to all or a portion of its rights and obligations hereunder; provided, however, that (i) such Conduit Purchaser's or Alternate Purchaser's obligations under this Agreement (including, without limitation, any Alternate Purchaser's commitment to fund its portion of any Additional Invested Amount hereunder) shall remain unchanged, (ii) such Conduit Purchaser or Alternate Purchaser shall remain solely responsible to the Transferor, the other Conduit Purchasers and Alternate Purchasers and the Administrative Agent for the performance of such obligations, (iii) the Managing Agent of such Conduit Purchaser or Alternate Purchaser shall remain the holder of the Senior Securities (for the benefit of the members of the related Purchaser Group) for all purposes of this Agreement, and
(iv) the Transferor, Administrative Agent and the other Conduit Purchasers and Alternate Purchasers shall continue to deal solely and directly with such Conduit Purchaser or Alternate Purchaser (or the related Managing Agent) in connection with such Conduit Purchaser's or Alternate Purchaser's rights and obligations under this Agreement.

          (b) Notwithstanding anything contained herein, no participant shall be entitled to any payments under Section 6.02 and 6.03 in excess of any amounts which would be payable to the Conduit Purchaser or Alternate Purchaser from which such participant acquired its interest herein.

                          ARTICLE VIII
                         MISCELLANEOUS

          Section 9.01 Termination of Agreement; Survival. This Agreement shall terminate on the Series 1998-3 Termination Date; provided, however, that the indemnification and payment provisions of Article VI hereof, shall be continuing and shall survive any termination of this Agreement. The provisions of Sections 9.01 and 9.11 hereof shall survive any termination or cancellation of this Agreement.

          Section 9.02 Waivers; Amendments. No failure or delay on the part of the Administrative Agent, any Managing Agent or any Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Transferor and the Required Securityholders (and, if Article VII or the rights or duties of the Administrative Agent or the Managing Agents are affected thereby, by the Administrative Agent or the Managing Agents, as applicable); provided, however, that, no such amendment or waiver shall, unless signed by each Conduit Purchaser and/or each Alternate Purchaser directly affected thereby, (A) increase the Commitment Amount of an Alternate Purchaser, (B) reduce the amount of the Class A Invested Amount, the Class B Invested Amount and/or the Class C Invested Amount or rate of interest to accrue thereon or any fees or other amounts payable hereunder, or
(C) modify the definition of the term "Required Securityholder."

          SECTION 9.03  GOVERNING LAW; SUBMISSION TO
JURISDICTION; WAIVER OF JURY TRIAL.

          (a)  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          (b) EACH OF THE PARTIES HERETO HEREBY AGREES THAT A FINAL JUDGMENT IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT IN ANY NEW YORK STATE COURT OR ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK CITY, OR ANY APPELLATE COURT WITH RESPECT TO ANY OF THE FOREGOING, SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY NEW YORK STATE OR FEDERAL COURT, OR ANY APPELLATE COURT WITH RESPECT TO ANY OF THE FOREGOING. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

          (c) EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE OTHER PRINCIPAL AGREEMENTS.

          Section 9.04 Integration. This Agreement together with the other Principal Agreements and the Fee Letter contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and thereof and shall constitute the entire agreements among the parties hereto with respect to the subject matter hereof and thereof superseding all prior oral or written understandings.

          Section 9.05  Counterparts.    This Agreement may be
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

          Section 9.06 Headings. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning or interpretation of any provisions hereof.

          Section 9.07 Notices. Every demand, notice, and communication under this Agreement shall be in writing and shall be deemed to have been duly given, made and received (i) one (1) Business Day after it is delivered against receipt of registered or certified mail or upon actual receipt of registered or certified mail, postage prepaid, return receipt requested; (ii) when delivered by courier with appropriate evidence of receipt; or (iii) one (1) Business Day after it is transmitted via facsimile transmission with appropriate evidence of receipt at the following addresses of the recipient:

          (a)  in the case of the Transferor, to Fingerhut
     Receivables, Inc. 4400 Baker Road, Suite F480, Minnetonka,
     Minnesota 55343, Attention: President, Telecopy: (612) 932-
     3302;

          (b) in the case of the Servicer, to Fingerhut National Bank, 3904 West Technology Circle, Suite 102, Sioux Falls, South Dakota 57106, Attention: President, Telecopy: (605) 361-0986; and with a copy to: Fingerhut Companies, Inc., 4400 Baker Road, Minnetonka, Minnesota 55343, Attention:
     Treasurer, Telecopy: (612) 932-3302;

          (c)  in the case of the Conduit Purchasers, to

               (1)  Kitty Hawk Funding Corporation, c/o Lord
                    Securities Corporation, Two Wall Street, New
                    York, New York 10005, Attention: Richard
                    Taiano, Telecopy: (212) 346-9012,

               (2) Falcon Asset Securitization Corporation, c/o The First National Bank of Chicago, Suite 0596, 21st Floor, One First National Plaza, Chicago, Illinois 60670, Attention: Brooks Crankshaw, Telecopy: (312) 732-3205, and
               (3)  Four Winds Funding Corporation, 2 World
                    Financial Center, Attention: Howard Thompson,
                    Telecopy: (212) 266-7661;

          (d) in the case of the Alternate Purchasers and Managing Agents, to

               (1) NationsBank, N.A., NationsBank Corporate Center, 100 North Tryon Street, 10th Floor, Charlotte, North Carolina 28255, Attention:
                    Michelle Heath, Telecopy: (704) 388-9169,

               (2) The First National Bank of Chicago, Suite 0596, 21st Floor, One First National Plaza, Chicago, Illinois 60670, Attention: Brooks Crankshaw, Telecopy: (312) 732-3205, and

               (3)  Commerzbank Aktiengesellschaft, Chicago
                    branch, 311 South Wacker Drive, Suite 5800,
                    Chicago, Illinois 60606, Attention: Tim
                    Shortly, Telecopy: (312) 435-1486;

          (e) in the case of the Administrative Agent, to NationsBank, N.A., NationsBank Corporate Center, 100 North Tryon Street, 10th Floor, Charlotte, North Carolina 28255,
     Attention: Michelle Heath, Telecopy: (704) 388-9169; and

          (f) in the case of any other Alternate Purchaser party to this Agreement from time to time, to the address set forth under such Alternate Purchaser's name on the signature page to the Assignment and Assumption Agreement executed by such Alternate Purchaser.

Any party may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this Section 9.07 for giving notice and by otherwise complying with any applicable terms of this Agreement.

          Section 9.08 Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns; provided, however, that the Transferor may not assign any of its rights or delegate any of its duties hereunder without the prior written consent of the Administrative Agent and the Managing Agents. No provision of this Agreement shall in any manner restrict the ability of the Purchasers to assign, participate, grant security interests in, or otherwise transfer any portion of the Senior Securities of its related Purchaser Group or any interest therein.

          Section 9.09 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Senior Securities or rights of the Administrative Agent, Managing Agents and/or Purchasers thereof.

          Section 9.10 Further Assurances. The Transferor agrees to do and perform from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Administrative Agent or the Managing Agents more fully to effect the purposes of this Agreement in a manner consistent with this Agreement.

          Section 9.11 Non-Petition Covenant. Each party hereto hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full, in the case of the Trust and Transferor, of the Senior Securities, and, in the case of any Conduit Purchaser, of all commercial paper and other debt securities issued by such Conduit Purchaser, neither it nor any Affiliate thereof will file any involuntary petition or otherwise institute against, or join any other Person or entity in instituting against, the Trust, Transferor or any Conduit Purchaser, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law.

          Section 9.12 Limited Recourse Against Transferor. Notwithstanding anything to the contrary contained in this Agreement, none of the Purchasers, the Managing Agents or the Administrative Agent shall have any claim against the Transferor in respect of any amounts payable on a recourse basis by the Transferor hereunder, to the extent that there are not funds of the Transferor available to pay such amounts (it being understood that funds of the Transferor available for such purpose shall be limited to all amounts distributed to the Transferor in respect of the Transferor Interest, all amounts otherwise distributed to the Transferor pursuant to the Pooling and Servicing Agreement and Series Supplement and relating to a Series, and, with respect to any payments made pursuant to Section 2.06 hereof, all amounts available to be drawn by the Transferor under the FCI Note).

          IN WITNESS WHEREOF, the parties have caused this Agree ment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                              FINGERHUT RECEIVABLES, INC.,
                              as Transferor


                              By:  /s/ James M. Wehman
                                  Name: James M. Wehman
                                  Title:   President and Treasurer



                              KITTY HAWK FUNDING CORPORATION,
                              as Conduit Purchaser


                              By:  /s/ Richard L. Taiano
                                  Name: Richard L. Taiano
                                  Title:   Vice President


                              FALCON ASSET SECURITIZATION
                              CORPORATION, as Conduit Purchaser


                              By:  /s/ Brooks P. Crankshaw
                                  Name: Brooks P. Crankshaw
                                  Title:   Authorized Signatory


                              FOUR WINDS FUNDING CORPORATION,
                              as Conduit Purchaser


                              By:  /s/ Carl H. Jackson
                                  Name: Carl H. Jackson
                                  Title:   Vice President


                              By:  /s/ Gerald Levine
                                  Name: Gerald Levine
                                  Title:   Vice President


                              NATIONSBANK, N.A.,
                              as Alternate Purchaser and Managing Agent


                              By:  /s/ Robert R. Wood
                                  Name: Robert R. Wood
                                  Title:   Vice President


                              THE FIRST NATIONAL BANK OF CHICAGO,
                              as Alternate Purchaser and Managing Agent


                              By:  /s/ Brooks R. Crankshaw
                                  Name: Brooks R. Crankshaw
                                  Title:   Vice President


                              COMMERZBANK AKTIENGESELLSCHAFT,
                              CHICAGO BRANCH, as Alternate Purchaser
                              and Managing Agent


                              By:  /s/ Paul Karlin
                                  Name: Paul Karlin
                                  Title:   Vice President


                              By:  /s/ Carol Otten
                                  Name: Carol Otten
                                  Title:   Assistant Vice President


                              NATIONSBANK, N.A.,
                              as Administrative Agent for the Purchasers


                              By:  /s/ Robert R. Wood
                                  Name: Robert R. Wood
                                  Title:   Vice President




                                                       SCHEDULE I

                   LIST OF CLOSING DOCUMENTS

                          (Attached).





                                                       SCHEDULE II

                     ALTERNATE PURCHASER COMMITMENT AMOUNTS



                           Class A               Class B           Class C
Alternate Purchaser   Commitment Amount   Commitment Amount   Commitment Amount

NationsBank, N.A.      $126,136,363.50       $3,409,090.88      $20,454,545.63

The First National
  Bank of Chicago       126,136,363.50        3,409,090.88       20,454,545.63

Commerzbank
  Aktiengesellschaft,
  Chicago branch         84,090.909.00        2,272,727.25       13,636,363.75

Class Maximum
Invested Amount:       $336,363,636.00       $9,090,909.00      $54,545,455.00



                           EXHIBIT A

          FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT


          Reference is made to the Security Purchase Agreement dated as of July 30, 1998 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Security Purchase Agreement"), by and among Fingerhut Receivables, Inc., as Transferor, certain Purchasers and Managing Agents parties thereto, and NationsBank, N.A., as Administrative Agent for such Purchasers. To the extent not defined herein, capitalized terms used herein have the meanings assigned to such terms in the Security Purchase Agreement.

          [_______________], a [____________] corporation, in its
capacity as a [Conduit] [Alternate] Purchaser under the Security
Purchase Agreement (the "Assignor") and [__________], a
[___________] corporation (the "Assignee"), hereby agree as follows:

          1. In consideration of the Assignee's payment of $[___________] (the "Purchase Price"), the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, a [___]% interest in [its interest in the Senior Securities of its Purchaser Group, the Class A Invested Amount, the Class B Invested Amount and/or the Class C Invested Amount,]1 [the related Purchaser Group Percentage of the Class A Invested Amount, the Class B Invested Amount or Class C Invested Amount,]2 and to such Assignor's rights and obligations under the Security Purchase Agreement on [the applicable date] (the "Purchase Date"). The Purchase Price shall be made on the Purchase Date.3

          2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien created by it; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warran ties or representations made in or in connection with the Security Purchase Agreement, the other Principal Agreements or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Security Purchase Agreement, the other Principal Agreements, the Receivables or other Trust Property or any such other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Transferor or Servicer or the performance or obser vance by Transferor or Servicer of any of their respective obligations under the Security Purchase Agreement, the other Principal Agreements or any instrument or document furnished pursuant thereto.

          3. The Assignee (i) confirms that it has received a copy of the Security Purchase Agreement, the Pooling and Servicing Agreement, the Series Supplement and such other instruments, documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement and purchase such interest in the Assignor's rights and obligations under the Security Purchase
Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any of its Affiliates, the Managing Agents or any of their Affiliates, the Assignor or any other Purchaser and based on such agreements, documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Security Purchase Agreement and the other Principal
Agreements; (iii) appoints and authorizes the Administrative Agent
[and the Managing Agent for the Assignor] to take such action as agent on its behalf and to exercise such powers under the Security
Purchase Agreement, the other Principal Agreements and any other instrument or document delivered pursuant thereto as are delegated to the Administrative Agent [or Managing Agent, if applicable,] by the terms thereof, together with such powers as are reasonably incidental thereto and to enforce its respective rights and interests in and under the Security Purchase Agreement, the other Principal Agreements and the Trust Property; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Security Purchase
Agreement and the other Principal Agreements are required to be performed by it as such Assignee; (vi) specifies as its address for notices the office set forth beneath its name on the signature pages hereof; and (vii) agrees that it will not institute against any Conduit Purchaser any proceeding of the type referred to in
Section 9.11 of the Security Purchase Agreement prior to the date which is one year and one day after the payment in full of all commercial paper and other debt securities issued by any Conduit Purchaser.

          [__. The Assignee shall have all of the rights and obligations of the Assignor under the Security Purchase Agreement and under the other Principal Agreements to which such Assignor is or, immediately prior to such Assignment, was a party with respect to such interest for all purposes of the Security Purchase Agreement and such other Principal Agreements (it being understood that the Assignee, as an assignee of an Alternate Purchaser, shall be obligated to fund Additional Invested Amounts under Section 2.02 of the Security Purchase Agreement in accordance with the terms thereof, notwithstanding that the related Conduit Purchaser was not so obligated), and the Assignor shall relinquish its rights with respect to such interest for all purposed of the Security Purchase Agreement and under the other Principal Agreements to which such Assignor is or, immediately prior to such Assignment, was a party.]4

          [__. (i) The Assignee shall be the owner of the assigned portion of the related Purchaser Group Percentage of the Class A Invested Amount, the Class B Invested Amount or the Class C Invested Amount, as applicable, (ii) the related Managing Agent for such Assignor will act as the Managing Agent for the Assignee, with all corresponding rights and powers, express or implied, granted to the related Managing Agent under the Security

          Purchase Agreement or under the other Principal Agreements, (iii) the Assignee and its Liquidity Providers and Program Support
Providers and other related parties shall have the benefit of all the rights and protections provided to the Assignor and its Liquidity Providers and Program Support Providers and other related parties, respectively, in the Security Purchase Agreement and in the other Principal Agreements (including, without limitation, any limitation on recourse against the Assignor or related parties, any agreement not to file or join in the filing of a petition to commence an insolvency proceeding against the Assignor, and the right to assign to another assignee as provided in the Security Purchase Agreement), (iv) the Assignee shall assume the Assignor's right to fund the assigned portion of the related Purchaser Group Percentage of any Additional Invested
Amount requested by the Transferor subsequent to the Effective
Date and all other obligations, if any, of the Assignor under and in connection with the Security Purchase Agreement or any other
Principal Agreements, and the Assignor shall be released from such obligations, in each case to the extent of this Assignment and Assumption Agreement, and the obligations of the Assignor and Assignee shall be several and not joint, (v) all distributions in respect of the related Purchaser Group Percentage of the Class A
Invested Amount, the Class B Invested Amount or the Class C
Invested Amount, as applicable, shall be made to the applicable
Managing Agent, on behalf of the Assignor and Assignee on a pro rata basis according to their respective interests, (vi) the defined terms and other terms and provisions of the Security
Purchase Agreement and the other Principal Agreements shall be interpreted in accordance with the foregoing, and (vii) if requested by the applicable Managing Agent, the Assignor and Assignee will execute and deliver such further agreements and documents and take such other actions as such Managing Agent may reasonably request to evidence and give effect to the foregoing.]5

          4. This Assignment and Assumption Agreement shall be effective on the date hereof (the "Effective Date") [upon receipt by the Administrative Agent and the Transferor of this Assignment and Assumption Agreement duly executed by Assignor, Assignee and the Managing Agent for the Assignor]6.

          5. As of the Effective Date, (i) the Assignee shall be a party to the Security Purchase Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a [Conduit] [Alternate] Purchaser thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Security Purchase Agreement.

          6. Upon such acceptance and recording, from and after the Effective Date, the Managing Agent shall make all payments received by it in respect of the interest assigned hereby to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Security Purchase Agreement for periods prior to the Effective Date directly between themselves.

          7. This Assignment and Assumption Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          8. This Assignment and Assumption Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed by their respective officers thereunto duly authorized as of the __ day of ______, 19__.

                                        [ASSIGNOR]



                                        By:_______________________
                                            Name:
                                            Title:


                                        [ASSIGNEE]



                                        By:______________________
_                                           Name:
                                            Title:

                                        Address for notices:

                                        [NAME]
                                        _____________
                                        _____________
                                        Attn:  ___________
                                        Telecopy: (___) ___-____


Consented to this __ day
of ________, 199_

[MANAGING AGENT], as
Managing Agent


By: ________________________
    Name:
    Title:
[The following acknowledgment only applies with respect to an
Assignment between an Alternate Purchaser and another Person].

Acknowledged to this __ day
of ________, 199_

NATIONSBANK, N.A.,
as Administrative Agent


By: ________________________
    Name:
    Title:


FINGERHUT RECEIVABLES, INC.,
as Transferor


By: ________________________
    Name:
    Title:





                           EXHIBIT B

                   FORM OF INVESTMENT LETTER


                             [Date]



Fingerhut Receivables, Inc.
4400 Baker Road
Suite F480
Minnetonka, Minnesota 55343
Attn:  Chief Financial Officer
     and General Counsel

Bank of New York
White Clay Center
Route 273
Newark, Delaware 19711
Attn:  Corporate Trust Specialized
     Agency Services


     Re:  Fingerhut Master Trust; Purchase of the Senior Securities

Ladies and Gentlemen:

          This letter (the "Investment Letter") is delivered by the undersigned (the "Purchaser") pursuant to Section 2.01(c) of that certain Security Purchase Agreement dated as of July 30, 1998 (as the same may be amended, restated, supplemented or other wise modified from time to time, the "Security Purchase Agreement"), by and among Fingerhut Receivables, Inc., as transferor (the "Transferor"), Kitty Hawk Funding Corporation, as a Conduit Purchaser, Falcon Asset Securitization Corporation, as a Conduit Purchaser, Four Winds Funding Corporation, as a Conduit Purchaser, NationsBank, N.A., in its capacity as a Managing Agent and individually as an Alternate Purchaser, The First National Bank of Chicago, in its capacity as a Managing Agent and individually as an Alternate Purchaser, Commerzbank Aktiengesellschaft, Chicago branch, in its capacity as a Managing Agent and individually as an Alternate Purchaser, and NationsBank, N.A., as Administrative Agent for such Purchasers. To the extent not defined herein, capitalized terms used herein have the meanings assigned to such terms in the Security Purchase Agreement. The undersigned Purchaser hereby represents to and agrees with the Transferor as follows:

          (a) The Purchaser understands that the Senior Securities have not been and will not be registered under the Securities Act or any other applicable securities law and agrees that the Senior Securities may not be offered or sold by it except in accordance with Rule 144A under the Securities Act or pursuant to any other exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and, accordingly, that the Senior Securities may not be offered, sold, transferred, pledged, hypothecated or otherwise disposed of except as permitted in the Security Purchase Agreement, the Pooling and Servicing Agreement and the Series Supplement.

          (b) The Purchaser is an Accredited Investor and it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Senior Securities. It is aware that it may be required to bear the economic risk of an investment in the Senior Securities for an indefinite period of time, and it is able to bear such risk until the Series 1998-3 Termination Date.

          (c) Neither the Transferor nor any person representing the Transferor has made any representation to the Purchaser with respect to the Transferor or the offer or sale of the Senior Securities other than as set forth in the Security Purchase Agreement and the other Principal Agreements (and in any document delivered pursuant to the Security Purchase Agreement), which have been delivered to it, and upon which it is relying in making its investment decision with respect to the Senior Securities. The Purchaser has had the opportunity to ask questions and to obtain information concerning the Transferor, the Servicer, the Trust and the Senior Securities, has received adequate information concerning the Transferor, the Servicer, the Trust and the Senior Securities to make an informed investment decision with respect to its purchase of an interest in the Senior Securities, and acknowledges that an investment in the Senior Securities involves special considerations.

          (d) The Purchaser will not offer, sell, transfer, pledge, hypothecate or otherwise dispose the Senior Securities except in accordance with the applicable provisions of the Series Supplement, including Section 10 thereof, and the Pooling and Servicing Agreement, including Article VI thereof.

          (e)(i) The Purchaser understands that each of the Class A Securities, Class B Securities and the Class C Securities held by it will contain the following legend:

          EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FINGERHUT RECEIVABLES, INC. THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DEFINED IN 29 C.F.R.
SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS" OF ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE (IV) AND THIS CLAUSE (V), ANY INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

          THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES THAT THIS SECURITY MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES AS A QUALIFIED INSTITUTIONAL BUYER WITH THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE TRANSFEROR. EACH SECURITY OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS SECURITY IS DEEMED TO REPRESENT AND WARRANT THAT IT IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB. THE TRANSFER OF THIS SECURITY IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. EACH CLASS [A] [B] [C] SECURITY OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS SECURITY FURTHER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FINGERHUT RECEIVABLES, INC. THAT SUCH PURCHASER IS NOT AND WILL NOT BECOME A PARTNERSHIP, SUBCHAPTER S CORPORATION OR GRANTOR TRUST FOR UNITED STATES FEDERAL INCOME TAX PURPOSES FOR SO LONG AS SUCH PURCHASER HOLDS A BENEFICIAL INTEREST IN THIS SECURITY.

     THIS SECURITY MAY NOT BE ACQUIRED BY OR SOLD, TRADED OR TRANSFERRED TO A PERSON WHO IS NOT EITHER (A) (I) A CITIZEN OR RESIDENT OF THE UNITED STATES, (II) A CORPORATION, PARTNERSHIP OR OTHER ENTITY ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF OR (III) A PERSON NOT DESCRIBED IN (I) OR (II) WHOSE OWNERSHIP OF THE CLASS [A] [B] [C] SECURITIES IS EFFECTIVELY CONNECTED WITH SUCH PERSON'S CONDUCT OF A TRADE OR BUSINESS WITHIN THE UNITED STATES (WITHIN THE MEANING OF THE CODE) AND ITS OWNERSHIP OF ANY INTEREST IN A CLASS [A] [B] [C] SECURITY WILL NOT RESULT IN ANY WITHHOLDING OBLIGATION WITH RESPECT TO ANY PAYMENTS WITH RESPECT TO THE CLASS [A] [B] [C] SECURITIES BY ANY PERSON (OTHER THAN WITHHOLDING, IF ANY, UNDER SECTION 1446 OF THE CODE) OR (B) AN ESTATE THE INCOME OF WHICH IS INCLUDIBLE IN GROSS INCOME FOR UNITED STATES FEDERAL INCOME TAX PURPOSES OR ANY TRUST IF A COURT WITHIN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER THE ADMINISTRATION OF THE TRUST AND ONE OR MORE UNITED STATES FIDUCIARIES HAVE THE AUTHORITY TO CONTROL ALL SUBSTANTIAL DECISIONS OF THE TRUST.

     NO SALE, ASSIGNMENT, PARTICIPATION, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION OF THIS SECURITY (OR ANY INTEREST THEREIN) SHALL BE MADE UNLESS THE TRANSFEROR SHALL HAVE GRANTED ITS PRIOR CONSENT THERETO, WHICH CONSENT MAY NOT BE UNREASONABLY WITHHOLD. THIS SECURITY MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS SECURITY BE MARKETED, ON OR THROUGH (I) AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b) (1) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS OF (II) A "SECONDARY MARKET" WITHIN THE MEANING OF
SECTION 7704(b)(2) OF THE CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER, INCLUDING A MARKET WHEREIN INTERESTS IN THE CLASS [A] [B] [C] SECURITIES ARE REGULARLY QUOTED BY ANY PERSON MAKING A MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH RESPECT TO INTERESTS IN THE CLASS [A] [B] [C] SECURITIES AND STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.

          (f) The Purchaser is not subscribing to purchase an interest in the Senior Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a Person not previously known to it in connection with investments in securities generally.

          (g) The Purchaser represents and warrants (i) it is duly authorized and empowered to execute, deliver and perform the Security Purchase Agreement and to purchase an interest in the Senior Securities, and has duly taken all requisite action in connection therewith; (ii) the Person signing the Security Purchase Agreement on behalf of the Purchaser has been duly authorized by the Purchaser to do so; (iii) the Security Purchase Agreement is a valid and binding legal obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or equity); and (iv) the execution, delivery and performance of the Security Purchase Agreement and the purchase of an interest in the Senior Securities do not and will not conflict with, violate or constitute a default under any applicable law or regulation (without considering the effect of any federal, state or other securities laws), the Purchaser's constituent documents or any agreement or arrangement to which the Purchaser is a party or by which it may be bound.

          (h) The Purchaser is not acting in a fiduciary capacity in purchasing an interest in the Senior Securities.

          (i) All information which the Purchaser has furnished and is furnishing to the Transferor, including, without limitation, the representation as to the Purchaser's status as an Accredited Investor and all other representations contained in the Security Purchase Agreement, is correct and complete as of the date of the Security Purchase Agreement; the Purchaser acknowledges that the Transferor and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties made or deemed to have been made by it or by its purchase of an interest in the Senior Securities are no longer accurate, it shall promptly notify the Transferor.

          (j) The Purchaser is not an employee benefit plan. No part of the funds to be used by the Purchaser to pay the purchase price of an interest in the Senior Securities purchased under the Security Purchase Agreement, directly or indirectly, constitutes "plan assets" of any employee benefit plan (or its related trust). The term "employee benefit plan" shall have the meaning assigned to such term in Section 3 of ERISA; and the term "plan assets" shall have the meaning specified in Department of Labor Regulation Section 2510.3-101.

          (k) This Investment Letter has been duly executed and delivered and constitutes a valid and binding legal obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or equity).

          Please acknowledge your agreement to the terms of this letter by signing in the space provided below. This letter may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                                   Very truly yours,

                                   [PURCHASER]



                                   By:___________________________
                                       Name:
                                       Title:




ACKNOWLEDGED TO AS OF THE
DATE FIRST ABOVE WRITTEN:

FINGERHUT RECEIVABLES, INC.,
as Transferor,



By:________________________
   Name:
   Title:



_______________________________
     1   Applicable to an Assignment (a) by a Conduit Purchaser to
an Alternate Purchaser in its Purchaser Group or (b) by an Alternate Purchaser to another Person.

     2   Applicable to an Assignment by a Conduit Purchaser to a
Conduit Assignee.

     3   This Section will need to be revised if the Purchase Price will be made by a Conduit Assignee to the related Conduit
Purchaser on two or more Commercial Paper maturity dates.

     4   This Section is applicable if the Assignment is from an
Alternate Purchaser to another Person.

     5   This Section is applicable if the Assignment is from a
Conduit Purchaser to a Conduit Assignee.

     6   Applicable if the Assignment is from an Alternate Purchaser to another Person.